UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. _____)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

Catheter Precision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Catheter Precision, Inc., to be held on July 25, 2025 at 11:00 a.m. Eastern time, or at any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the Annual Meeting live via internet webcast so long as you register to attend the Annual Meeting at web.viewproxy.com/VTAK/2025 by 5:00 p.m. Eastern time on July 24, 2025 (the “Registration Deadline”). Questions will need to be submitted prior to the Annual Meeting. To submit questions, please visit web.viewproxy.com/VTAK/2025. You will not be able to attend the Annual Meeting in person. At this year’s Annual Meeting, our stockholders will be asked to:

●	elect one Class I director (“Proposal No. 1”);

●

approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Series L Warrant Exercise Proposal” or “Proposal No. 2”);

●

approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to  8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Preferred Conversion Proposal” or “Proposal No. 3”);

●

approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “2025 Placement Agent Warrant Exercise Proposal” or “Proposal No. 4”);

●

approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 5”)

●

ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 (the “Auditor Ratification Proposal” or “Proposal No. 6”); and

●	transact such other business that may properly come before the Annual Meeting.

Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of Annual Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your ongoing support of, and continued interest in, Catheter Precision, Inc.

Sincerely,

David A. Jenkins

Executive Chairman of the Board

Fort Mill, SC

June 9, 2025

The date of this proxy statement is June 9, 2025, and it is being mailed to stockholders on or about that same date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 25, 2025. Our Proxy Statement and Annual Report to Stockholders, and the Notice of the Meeting, are available at web.viewproxy.com/VTAK/2025.

1670 Highway 160 West Suite 205 Fort Mill, SC 29708 USA Main: 973-691-2000 Fax: 973-691-7573

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	11:00 a.m. Eastern time, on Friday, July 25, 2025, or any adjournment or postponement thereof.

Webcast Address	web.viewproxy.com/VTAK/2025

Items of Business	(1) To elect one Class I director (“Proposal No. 1”);

(2)

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our Common Stock upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Series L Warrant Exercise Proposal” or “Proposal No. 2”);

(3)

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Preferred Conversion Proposal” or “Proposal No. 3”);

(4)

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “2025 Placement Agent Warrant Exercise Proposal” or “Proposal No. 4”);

(5)

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for 5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 5”)

(6)

To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 (the “Auditor Ratification Proposal” or “Proposal No. 6”); and

	(7)	To transact such other business that may properly come before the Annual Meeting.

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	June 5, 2025. Only stockholders of record of our Common Stock as of the close of business on Thursday, June 5, 2025, are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission

You are invited to attend the Annual Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of June 5, 2025. Prior registration to attend the Annual Meeting at web.viewproxy.com/VTAK/2025 is required by 5:00 p.m. Eastern time on July 24, 2025. Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAK/2025.

Voting

Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, July 25, 2025. The 2025 Proxy Statement and 2024 Annual Report to security holders are available at web.viewproxy.com/VTAK/2025 and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, SC June 9, 2025

CATHETER PRECISION, INC.

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

PROXY STATEMENT

For the 2025 Annual Meeting of Stockholders

To be held on July 25, 2025

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT US, THE PROXY MATERIALS AND THE ANNUAL MEETING

Where can I access the proxy materials?

Pursuant to the rules of the U.S. Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been sent to our stockholders of record and beneficial owners as of the record date, June 5, 2025. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of the Annual Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. Copies of the Notice of Internet Availability of Proxy Materials, and if you requested paper copies, of this proxy statement, the accompanying materials and our 2024 annual report, are being mailed on or about June 9, 2025 to stockholders of record and beneficial owners as of June 5, 2025. A copy of our proxy statement and our 2024 annual report are posted on web.viewproxy.com/VTAK/2025, and are also available from the SEC on its website at www.sec.gov.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated David Jenkins and Philip Anderson, or either of them, to serve as proxies for the Annual Meeting.

What am I voting on?

You are being asked to vote on five proposals:

●	To elect one Class I director;

●

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our Common Stock upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “Series L Warrant Exercise Proposal” or “Proposal No. 2”);

●

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal (the “Preferred Conversion Proposal” or “Proposal No. 3”);

●

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal (the “2025 Placement Agent Warrant Exercise Proposal” or “Proposal No. 4”);

●

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 5”); and

●

To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 (the “Auditor Ratification Proposal” or “Proposal No. 6”).

We will also transact any other business that properly comes before the Annual Meeting.

What if other matters are properly brought before the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason a director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

●	“FOR” the election of the Class I director nominated by our board of directors and named in this proxy statement;

●	“FOR” the Series L Warrant Exercise Proposal ;

●	“FOR” the Preferred Conversion Proposal;

●	“FOR” the 2025 Placement Agent Warrant Exercise Proposal;

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on June 5, 2025, the record date for the Annual Meeting, or the record date, are entitled to vote at the Annual Meeting. As of the record date, there were 12,593,873 shares of our Common Stock issued and outstanding, held by 80 holders of record. We do not have cumulative voting rights for the election of directors.

You are invited to attend and vote your shares at the Annual Meeting live via webcast so long as you register to attend the Annual Meeting at web.viewproxy.com/VTAK/2025 by 5:00 p.m. Eastern time on July 24, 2025 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Annual Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Annual Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Annual Meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Annual Meeting live via webcast, and you must pre-register at web.viewproxy.com/VTAK/2025. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

●

You may vote during the Annual Meeting live via the internet. If you plan to attend the Annual Meeting live via webcast, you may vote by following the instructions posted at web.viewproxy.com/VTAK/2025. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

●

You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

●

You may vote by telephone. To vote over the telephone, dial toll-free 1-866-402-3905 and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 8:59 p.m. Eastern time, on July 24, 2025.

●

You may vote via the Internet. To vote via the Internet, go to www.fcrvote.com/VTAK to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern time, on July 24, 2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the Internet at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

●	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

●	returning a later-dated proxy card (which automatically revokes the earlier proxy);

●	providing a written notice of revocation to our corporate secretary at Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary; or

●

attending the Annual Meeting and voting live via the internet. Attendance at the Annual Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, David Jenkins, our Executive Chairman of the Board and Chief Executive Officer, and Philip Anderson, our Chief Financial Officer, or either of them, have been designated as proxies for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on June 5, 2025, the record date for the Annual Meeting, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had 12,593,873 shares of Common Stock issued and outstanding.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by them on the record date.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding Common Stock and entitled to vote at the Annual Meeting must be present in person or represented by proxy to hold and transact business at the Annual Meeting. On the record date, there were 12,593,873 shares outstanding and entitled to vote. Thus, the holders of at least 4,197,958 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

Proposal Nos. 1-4 are considered “non-routine,” while Proposal Nos. 5 and 6 are considered “routine.”

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposal Nos. 2, 3, 4, 5 and 6).  With respect to Proposal No. 1 (election of director), the director will be elected by a plurality vote, and stockholders will only be able to vote For or Withhold with respect to the director nominee.  As a result, there will be no abstentions with respect to Proposal No. 1; however, if a signed proxy is returned without a choice of For or Withhold with respect to the nominee for director, the proxies intend to vote For the nominee for director.  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining the number of votes cast on any Proposal.  As a result, broker non-votes will be disregarded with respect to all Proposals and will have no impact on their outcome.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of one nominee for director named in this proxy statement.

The election of the Class I director requires a plurality of the voting power of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominee for Class I director receiving the highest number of “FOR” votes will be elected as a Class I director.   You may vote (i) “FOR” the nominee, or (ii) “WITHHOLD” your vote as to the nominee. Any shares not voted “FOR” the nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will have no impact on the outcome of this proposal.  Similarly, broker non-votes will have no impact on the outcome of this proposal.

Proposal No. 2: Approval of the Exercise of our Series L Warrants.

The approval of the exercise of our Series L Warrants requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Proposal No. 3: Approval of the Conversion of our Series B Convertible Preferred Stock.

The approval of the conversion of our Series B Convertible Preferred Stock into Common Stock requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Proposal No. 4: Approval of the Exercise of our 2025 Placement Agent Warrants.

The approval of the exercise of our 2025 Placement Agent Warrants requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Proposal No. 5: Approval of the Reverse Stock Split Proposal.

The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Proposal No. 6:  Ratification of the Independent Registered Public Accounting Firm

The approval of the ratification of our independent auditors requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Who will count the votes?

A representative of Alliance Advisors, LLC. will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

●	“FOR” the election of the Class I director nominated by our board of directors and named in this proxy statement;

●	“FOR” the Series L Warrant Exercise Proposal;

●	“FOR” the Preferred Conversion Proposal;

●	“FOR” the 2025 Placement Agent Warrant Exercise Proposal;

●	“FOR” the Reverse Stock Split Proposal;

●	“FOR” the Auditor Ratification Proposal; and

●

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will not have discretion to vote your shares on Proposal Nos. 1-4.

How can I contact Catheter Precision’s transfer agent?

You may contact our transfer agent by writing Equiniti Trust Company, LLC, PO Box 500, Newark, NJ 07101. You may also contact our transfer agent via email at https://equiniti.com/us/ast-access/individuals and select GET HELP or by telephone at (800) 937-5449 or (718) 921-8124.

How can I attend the Annual Meeting?

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. Prior registration to attend the Annual Meeting at web.viewproxy.com/VTAK/2025 is required by 5:00 p.m. Eastern time on July 24, 2025. A summary of the information you need in order to attend the Annual Meeting online is provided below:

●

Any stockholder may listen to the Annual Meeting and participate live via the internet at web.viewproxy.com/VTAK/2025. To be admitted to the Annual Meeting’s live internet webcast, you must register at web.viewproxy.com/VTAK/2025 by the Registration Deadline as described in the proxy card. The live internet webcast will begin on July 25, 2025 at 11:00 a.m., Eastern time.

●

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Annual Meeting, please note that such questions must be submitted in advance of the Annual Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at web.viewproxy.com/VTAK/2025 after logging in with your Control Number.

●	Stockholders may vote during the Annual Meeting live via the internet.

●	A stockholder must register to attend the Annual Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

●	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/VTAK/2025.

●

A copy of the Company’s record stockholder list as of the record date will be available prior to the meeting at the Company’s principal offices, 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, during regular business hours, and during the meeting at web.viewproxy.com/VTAK/2025.

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at web.viewproxy.com/VTAK/2025.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via the internet at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership are posted at web.viewproxy.com/VTAK/2025.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Eastern time, at our corporate headquarters located at 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, and during the meeting at web.viewproxy.com/VTAK/2025.

When are stockholder proposals due for next year’s Annual Meeting?

Please see the section entitled “Proposals of Stockholders for 2026 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2026 annual meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our business and affairs are managed under the direction of our Board of Directors, or the Board, which currently consists of four members, three of which are “independent” under NYSE American listing standards. Our Bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal. We have divided the terms of office of the directors into three classes with staggered three-year terms: Class I, whose term expires at the 2025 Annual Meeting of Stockholders; Class II, whose term expires at the 2026 Annual Meeting of Stockholders; and Class III, whose term expires at the 2027 Annual Meeting of Stockholders.

Information about the Board of Directors

The following table sets forth the names, ages as of June 5, 2025, and certain other information regarding each member of the Board who will be serving following the Annual Meeting, and for each nominee to the Board. The following information has been furnished to us by the directors.

Name	Class	Age	Position	Director Since	Current Term Expires
David A. Jenkins	II	67	Executive Chairman of the Board of Directors and Chief Executive Officer	2023	2026
Martin Colombatto	I	67	Director	2017	2025
Andrew Arno	III	65	Director	2024	2027
James Caruso	III	64	Director	2023	2027

Director Nominee

Martin Colombatto has served as a director of the Company since January 2017. Mr. Colombatto has served as a Venture and Industry Partner of Seven Peaks Ventures LLP, a venture capital fund based in Bend, OR, since January 2016. From December 2013 to August 2014, Mr. Colombatto served as a director of PLX Technology, Inc., a technology company. Mr. Colombatto has also served as the Chief Executive Officer and President of Staccato Communications, Inc., an Ultra-Wideband semiconductor company, from January 2006 to March 2009 and as Executive Chairman of Staccato Communications, Inc., from January 2006 to September 2010. Prior to joining Staccato, Mr. Colombatto served as Vice President and General Manager of the Networking Business unit of Broadcom Corp., a broadband communication semiconductor company, from July 1996 to July 2002. Mr. Colombatto was also previously employed by LSI Logic, an application specific semiconductor company, from August 1987 to July 1996. Mr. Colombatto also previously held engineering positions at Reliance Electric, a production automation and control company, from August 1985 to June 1987 and Texas Instruments, an electronics company, from June 1982 to April 1985. Mr. Colombatto holds a Bachelor of Science degree in Electronic Engineering Technology from California State Polytechnic University, Pomona. We believe that Mr. Colombatto is qualified to serve as a member of our board of directors due to his extensive management experience and familiarity with our business and strategy.

Continuing Directors

David A. Jenkins became Executive Chairman of the Board in January 2023, when the Company merged with Catheter Precision, Inc., or “Old Catheter,” a privately-held Delaware corporation (the “Merger”).  He became Interim Chief Executive Officer in April 2023 and was named Chief Executive Officer in January 2024.  He has spent most of his career as an entrepreneur in the medical device industry, and has established numerous companies including Old Catheter, where he served as the CEO and as Chairman of Old Catheter’s Board. He was Chairman of the Board of Old Catheter from Catheter’s inception in 2006 and served as CEO of Old Catheter from December 2020 through the Merger. His prior experience includes having served as Chairman and CEO of Arrhythmia Research and overseeing the introduction to the market of Cardiolab, the first dual monitor, 32 channel electrophysiology recording system. This technology was later acquired by General Electric and continues to be sold into the marketplace today. Another of Mr. Jenkins’ companies, EP MedSystems, Inc., was sold to St. Jude Medical, Inc., now part of Abbott, for approximately $93 million in 2008. Mr. Jenkins also founded and served as the CEO of Transneuronix, Inc., a maker of implantable stimulators for the treatment of weight loss, which was later sold to Medtronic for $267 million in 2005. Mr. Jenkins holds a degree in accounting from the University of Kansas, and a master’s degree in business from the University of Texas, Austin. He began his career in public accounting with Coopers and Lybrand. We believe that Mr. Jenkins is qualified to serve as a director because of his extensive experience in the medical device industry.

Andrew Arno has served as a director of the Company since July 2024. Mr. Arno has 30 years of experience handling a wide range of corporate and financial matters, including work as an investment banker and strategic advisor to emerging growth companies. Since October 2023, he has served as the Managing Member of Unterberg Legacy Capital, LLC. He was previously Vice Chairman of Special Equities Group, LLC, a privately held investment banking firm affiliated with Dawson James Securities Inc., and previously with Bradley Woods & Co. Ltd., and he held that role from June 2019 to March 2023. Prior to joining Special Equities Group, LLC, Mr. Arno served as Vice Chairman at Chardan Capital Markets, LLC, from July 2015 to June 2019. From June 2013 until July 2015, Mr. Arno served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Oncocyte Corporation, Smith Micro Software, Inc. and XXII Century Group, Inc., a tobacco products company, which are all public companies, and on the boards of Independa Inc., a software company, and Comhear Inc., an audio technology R&D company, both of which are private. Mr. Arno previously served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. (“Lineage”) in March 2019. Mr. Arno received a BS degree from George Washington University. We believe Mr. Arno is qualified to serve on our Board of Directors because of his financial expertise and his experience as a director on other public company boards.

James Caruso has served as a director of the Company since January 2023. He has held senior level financial positions in both public and private companies for more than 40 years, including serving as Chief Financial Officer at several publicly traded and privately held medical device companies. He has managed all financial aspects of businesses and is proficient in SEC reporting and compliance requirements. Mr. Caruso also has extensive operational experience and has led post-acquisition business integration activities on several occasions. Mr. Caruso served as Chief Financial Officer of Catheter Precision from 2010 through 2016. Mr. Caruso also served as Chief Financial Officer of EP MedSystems, Inc. (NASDAQ:EPMD), a company focused on cardiac electrophysiology that was acquired by St Jude Medical in 2008; Hi-Tronics Designs, Inc., a privately held medical device design and manufacturing company that was acquired by Advanced Neuromodulation Systems, Inc. in 2001; and Micron Products, Inc., a publicly traded medical device manufacturing company that was acquired by Arrhythmia Research Technology in 1991. Mr. Caruso spent five years in the audit practice at Deloitte (formerly Deloitte & Touche). Mr. Caruso received his Bachelor of Science in Business Administration from Rutgers University and an MBA from Fordham University and is a Certified Public Accountant. We believe that Mr. Caruso is qualified to serve as a director because of his senior level financial experience with public and private companies.

Director Independence

Our Common Stock is listed on the NYSE American. Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of NYSE American, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries or controlling persons.

Our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, which included Mr. Caruso’s prior service as Chief Financial Officer and consultant to Old Catheter, our board of directors has determined that each of Martin Colombatto, Andrew Arno and James Caruso, representing three of our four directors, is “independent” as that term is defined under the rules of the NYSE American.

Our board of directors also determined that James Caruso (Chairperson) and Andrew Arno, who currently comprise our audit committee, Martin Colombatto (Chairperson) and James Caruso, who currently comprise our compensation committee, and Andrew Arno (Chairperson) and Martin Colombatto, who currently comprise our nominating and corporate governance committee, satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE American.

In making these determinations, our board of directors considered the relationships that each non-employee director has with us, including those described above, and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

There are currently no family relationships among any of our directors or executive officers.

Board Leadership Structure

As described below, Mr. Jenkins, the prior Chief Executive Officer of Old Catheter, the predecessor to our subsidiary, Catheter Precision, LLC, with substantial executive leadership experience, currently serves as our Executive Chairman of the board of directors and as our Chief Executive Officer.

Executive Chairman of the Board

Our corporate governance principles provide that the board will fill the chairman position based upon the board’s view of what is in our best interests at any point in time. Our board of directors believes that Mr. Jenkins’ service as executive chairman is in the best interests of Catheter Precision and its stockholders. As Mr. Jenkins is not an independent director, the board will consider whether to choose an independent director to serve as lead independent director. Due to the small size of the Board, with only four members, the Board has determined that its leadership structure, specifically having an Executive Chairman of the Board without a lead independent director, is appropriate for our company at this time because, in the judgment of the board of directors, Mr. Jenkins’ experience makes him best-suited to lead the Board, while the three independent directors are each well positioned to express to management the views of the independent members of the board of directors, to coordinate the activities of the board committees in accordance with their governing charters, and to provide constructive feedback to the Executive Chairman regarding management’s performance.  Mr. Jenkins was originally appointed as Executive Chairman pursuant to the agreement and plan of merger between the Company and Old Catheter dated January 9, 2023.

Given his tenure with and previous status with Old Catheter, our board of directors believes Mr. Jenkins possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing Catheter Precision today, as it pursues development of Old Catheter’s products, and we believe he is best positioned, in consultation with the other directors, to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. In addition, as discussed below, our board of directors typically holds executive sessions consisting only of non-employee directors in conjunction with each regular quarterly meeting of the board, and the directors and Mr. Jenkins discuss board feedback with management following these executive sessions.

Role of Board in Risk Oversight Process

One of the key functions of our board of directors is oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Meetings and Committees

During our fiscal year ended December 31, 2024, our board of directors held 10 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

It is the policy of our Board to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE American, and SEC rules and regulations.

Audit Committee

The members of our Audit Committee are Andrew Arno and James Caruso. Mr. Caruso serves as the chairperson of our Audit Committee.  The Board has determined that each member of the Audit Committee is an independent director under the NYSE American listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the NYSE American listing rules and Rule 10A-3 under the Exchange Act, as applicable. The Board has also determined that Mr. Caruso qualifies as an audit committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the NYSE American listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee responsibilities also include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;

●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

●

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

●	overseeing our policies on risk assessment and risk management;

●	reviewing related party transactions; and

●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our audit committee held 6 meetings during 2024.

Compensation Committee

The members of our compensation committee are Martin Colombatto and James Caruso. Mr. Colombatto serves as the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of the NYSE American, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 under the Exchange Act and the NYSE American listing rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our corporate compensation programs. The compensation committee responsibilities also include, among other things:

●	reviewing and approving or recommending to the board for approval compensation of our executive officers;

●	reviewing and recommending to the board for approval compensation of directors;

●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;

●	reviewing, approving and making recommendations to our board of directors regarding incentive compensation and equity plans; and

●	administering our equity compensation plans.

With respect to 2024, the compensation committee and the Board did not retain a compensation consultant in connection with determining compensation of executive officers or directors. In developing the current Outside Director Compensation Policy, and in connection with its review of executive officer compensation, the Compensation Committee evaluated the Company’s resources, including the number of shares remaining in its 2023 Equity Incentive Plan in determining the appropriate form of payment of such compensation.

Our compensation committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of the NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our compensation committee held 3 meetings during 2024.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Andrew Arno and Martin Colombatto. Mr. Arno serves as the chairperson of our nominating and corporate governance committee. All current members of our nominating and corporate governance committee meet the requirements for independence under current NYSE American listing standards and SEC rules and regulations. The nominating and corporate governance committee oversees our nominations for directors and corporate governance matters. The nominating and corporate governance committee responsibilities also include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

●	evaluating the performance of our board of directors and of individual directors;

●	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees; and

●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Our nominating and corporate governance committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of the NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our nominating and corporate governance committee held no meetings during 2024, but took action by written consent 2 times.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

●

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

●	In its evaluation of director candidates, including the members of the Board eligible for re-election, the nominating and corporate governance committee will consider the following:

o	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.

o

Such factors as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

o	Other factors that the nominating and corporate governance committee may consider appropriate.

The nominating and corporate governance committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

●	the highest personal and professional ethics and integrity;

●	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

●	skills that are complementary to those of the existing board;

●	the ability to assist and support management and make significant contributions to the Company’s success; and

●	an understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee also focuses on issues of diversity, such as diversity of gender, race, and national origin, education, professional experience and differences in viewpoints and skills. The nominating and corporate governance committee believes that it is essential that members of our board of directors represent diverse viewpoints.

If our nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, board, or management.

The nominating and corporate governance committee may propose to the board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board.

Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board. After completing its review and evaluation of director candidates, our nominating and corporate governance committee has recommended to the board, and the board of directors now recommends to the shareholders, Martin Colombatto for election as a Class I director to serve until our 2028 annual meeting stockholders.

Stockholder Recommendations for Nominations to Our Board of Directors

It is the policy of our nominating and corporate governance committee to consider recommendations for candidates to our board of directors from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references. Our board of directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting.  As a result, any nominations made by a stockholder pursuant to Section 2.4 of the Company’s Bylaws must be received by our corporate secretary at our principal executive offices:

●	not earlier than March 26, 2026, and

●	not later than April 25, 2026.

In the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

In addition to complying with requirement set forth above, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2026 meeting, no later than May 26, 2026). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2026 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting and the 10th day following the date on which public announcement of the date of the 2026 annual meeting is first made.

Communications with the Board of Directors

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will provide a summary of all received messages to the board at each regularly scheduled meeting. Our board typically meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of our management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee; provided, however, that any communications or complaints that relate to accounting, internal accounting controls, or auditing matters will be forwarded directly to the audit committee. This procedure does not apply to (a) communications to non-management directors from our officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to the audit committee from employees pursuant to our procedures for complaints regarding accounting and auditing matters, which are contained in Catheter Precision’s Complaint Procedures for Accounting and Auditing Matters, which is available on Catheter Precision’s internal website or upon written request to Catheter Precision’s Director of Human Resources.

Corporate Governance Principles and Code of Ethics and Conduct

The Board has adopted corporate governance principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, the Board has adopted a written code of ethics and conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our corporate governance principles and code of ethics and conduct are available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.” If the Board makes any substantive amendments to, or grants any waivers from, the code of ethics and conduct for any officer or director, it will disclose the nature of such amendment or waiver on the Company’s website.

Insider Trading Policy

We have adopted an Insider Trading Policy and procedures governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE American listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Prohibition on Derivative Securities and Hedging Transactions

We prohibit our directors, employees and agents from engaging in transactions in publicly-traded options, such as puts and calls, and all other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, stock appreciation rights and other securities issued pursuant to Company benefit plans or other compensatory arrangements with the Company are also subject to this prohibition

Prohibition on Using Company Securities as Collateral for Loans

Our directors, employees and agents may not pledge Company securities as collateral for loans.

Director Compensation

With respect to 2024, the compensation committee and the Board did not retain a compensation consultant in connection with determining compensation of non-employee directors.  In January 2024, the compensation committee recommended, and the Board approved, 2024 compensation to all non-employee directors consisting of a cash retainer of $50,000 and an award of non-qualified stock options to purchase 2,500 shares of Company Common Stock to each non-employee director. Options were granted on January 8, 2024, have a purchase price of $4.00 per share, a 10-year term, and vest quarterly over three years.  Then in January 2025, the compensation committee recommended, and the Board approved, that annual cash compensation be reduced from $50,000 to $30,000, effective July 1, 2024, with an adjustment made to the final payment to the non-employee directors for 2024. On January 28, 2025, the compensation committee recommended and granted, and the Board approved, an award of non-qualified stock options to purchase 100,000 shares of Company Common Stock to each non-employee director.  Options were granted on January 29, 2025, have a purchase price of $0.42 per share, a 10-year term, and vested 33.33% on the grant date, with the remainder vesting 33.33% on the first anniversary of the grant date and 33.34% vesting on the second anniversary of the grant date.  Retainer cash payments will be paid in cash on or about the last day of each fiscal quarter of the Company in arrears to each non-employee director.

We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to attend meetings of our board of directors and committees of our board of directors.

Our non-employee directors remain eligible to receive equity awards and cash or other compensation outside of the compensation described above, as may be provided from time to time at the discretion of our Board of Directors.

2024 Director Compensation Table

The following table sets forth information regarding compensation earned or paid to our non-employee directors during the year ended December 31, 2024:

	Fees Earned or	Option
	Paid in Cash	Awards	Total
	($)	($)(5)	($)
Martin Colombatto (1)	40,000	9,538	49,538
James Caruso (2)	40,000	9,538	49,538
John P. Francis (3)	12,500	9,538	22,038
Andrew Arno (4)	15,000	—	15,000

(1)	Mr. Colombatto held vested options to purchase 631 shares of Company Common Stock and unvested options to purchase 1,876 shares of Company Common Stock as of December 31, 2024.
(2)	Mr. Caruso held vested options to purchase 624 shares of Company Common Stock and unvested options to purchase 1,876 shares of Company Common Stock as of December 31, 2024.
(3)	Mr. Francis served on the Board from January 2, 2024 to July 3, 2024.
(4)	Mr. Arno joined the Board on July 3, 2024.
(5)	See Note 15. Stock Based Compensation to our Consolidated Financial Statements included in this Annual Report for a discussion of the assumptions we made in the valuation of these option grants.

See Executive Compensation for information about the compensation of Mr. David Jenkins, a director who is also an executive officer.

PROPOSAL NO. 1 – ELECTION OF DIRECTOR

Our board of directors is currently composed of four (4) directors, of which three (3) directors are “independent” under NYSE American listing standards. In accordance with our certificate of incorporation, our Board is currently divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of approximately one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Nominee for Director

Mr. Martin Colombatto will be nominated for election as a Class I director at this Annual Meeting for a three-year term expiring at the 2028 Annual Meeting of stockholders. The elected director’s term will continue until the election and qualification of his successor, or such director’s earlier death, resignation or removal. For more information concerning the nominee, please see the section entitled “Board of Directors and Corporate Governance.”

Mr. Colombatto has agreed to serve, if elected, and management has no reason to believe that he will be unavailable to serve. In the event he is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by the nominating and corporate governance committee and designated by the present board of directors to fill the vacancy.

Required Vote

The Class I director elected to the board of directors will be elected by a plurality of the voting power of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, the one nominee receiving the highest number of “FOR” votes voting on the election of the Class I director will be elected as a Class I director. Stockholders may not abstain with respect to this proposal, and shares represented by executed proxies will be voted, if authority to do so is not expressly withheld and the shares have not been otherwise voted, for the election of Martin Colombatto as a Class I director. Shares voted WITHHOLD and broker non-votes will have no effect on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election of Martin Colombatto to the board of directors as a Class I director.

PROPOSAL NO. 2 – APPROVAL OF THE SERIES L WARRANT EXERCISE PROPOSAL

Overview

On May 12, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Mercer Street Global Opportunity Fund, LLC, WVP Emerging Manager Onshore Fund, LLC—Structured Small Cap Lending Series, and C/M Capital Master Fund, LP pursuant to which we issued (i) 3,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, potentially convertible into up to 8,574,000 shares of our Common Stock, and (ii) Series L Common Stock Purchase Warrants to purchase up to 4,285,716 shares of our Common Stock at a per share purchase price of $0.50 per share, in exchange for $1.5 million in cash and certain convertible “Notes” issued by QHSLab, Inc., a Nevada corporation, the stock of which trades over the counter in the OTCQB® Venture Market under the ticker symbol USAQ, which Notes are described in more detail below and are currently in default. At the Annual Meeting, holders of our Common Stock will be asked to approve the issuance of up to 4,285,716 shares of our outstanding Common Stock upon the exercise of our Series L Common Stock Purchase Warrants (the “Series L Warrants”), with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal. NYSE American Company Guide Section 713(a) requires that stockholder approval be obtained prior to our issuing 20% or more of our then outstanding Common Stock, determined immediately prior to the issuance, if certain minimum price requirements are not met.

The Notes include the following notes of QHSLab, Inc.: (a) that certain Original Issue Discount Secured Convertible Promissory Note which was issued effective August 10, 2021 with an initial principal amount of $806,000, maturity date of August 10, 2022, and interest rate of 5%, and which has a default interest rate of 18%, and is convertible into shares of QHSLab, Inc. common stock at the rate of 20 cents per share; and (b) that certain Original Issue Discount Secured Convertible Promissory Note which was issued effective July 19, 2022, with an initial principal amount of $440,000, maturity date of July 19, 2023, and interest rate of 5%, and which has a default interest rate of 18%, and is convertible into shares of QHSLab, Inc. common stock at the rate of 20 cents per share. We believe that the approximate aggregate principal amount, plus all accrued but unpaid, interest, fees and other amounts, owed by QHSLab under both Notes is equal to approximately $1.6 million; however, both Notes are currently in default, and have been in default for some time, there can be no assurance that they will be paid in full or at all, and their valuation is uncertain. Although convertible into QHSLab common stock, the Notes are subject to a 4.99% beneficial ownership limitation.

In connection with the Purchase Agreement, the Company agreed to submit and recommend this proposal to our stockholders. The Board believes that this proposal is in the best interests of the Company and its stockholders in order that the Company can fulfill its contractual commitments made pursuant to the Purchase Agreement. Under the Purchase Agreement, we agreed to use our commercially reasonable efforts to hold a meeting of stockholders on or before August 10, 2025 to obtain stockholder approval for the exercise of our Series L Warrants, with the recommendation of the Board that such proposal be approved.  See also the Preferred Conversion Proposal, which seeks stockholder approval for the conversion into Common Stock of the Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement, and the 2025 Placement Agent Warrant Exercise Proposal, which seeks stockholder approval of the exercise of the 2025 Placement Agent Warrants. This Proposal, the Preferred Conversion Proposal and the 2025 Placement Agent Warrant Exercise Proposal are not contingent on each other.

Description of Series L Warrants

The Series L Warrants have a per share exercise price of $0.50 and a term of 5.5 years from date of the Stockholder Approval, as defined below, and exercise of the Series L Warrants is subject to approval of the holders of Company Common Stock (the “Stockholder Approval”).  The Series L Warrants are not exercisable unless and until Stockholder Approval is obtained.   The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of Common Stock and the exercise price. Prior to any adjustments, up to 4,285,716 shares of Common Stock may be issued pursuant to the Series L Warrants.

Within fifteen (15) days of the date of issuance of the Series L Warrants, the Company was obligated to file a registration statement on the appropriate form providing for the resale of the shares of Common Stock underlying the Series L Warrants, and it agreed to cause such registration statement to become effective within fifty (50) days following the date the registration statement was required to be filed (eighty (80) days in the event that the registration statement received a full review from the Staff of the Securities and Exchange Commission).  The registration statement was filed with the Securities and Exchange Commission on May 21, 2025 and was declared effective on May 30, 2025.

During such time as the Series L Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a Series L Warrant holder shall be entitled to participate in such Distribution to the same extent that the Series L Warrant holder would have participated therein if the Series L Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series L Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Series L Warrant holder’s right to participate in any such Distribution would result in the Series L Warrant holder exceeding any beneficial ownership limitation, then the Series L Warrant holder shall not be entitled to participate in such Distribution to such extent, and that portion of such Distribution shall be held in abeyance for the benefit of the Series L Warrant holder until such time, if ever, as its right thereto would not result in the Series L Warrant holder exceeding the beneficial ownership limitation).

A holder (together with its affiliates) may not exercise any portion of the Series L Warrant to the extent that the holder would own more than 4.99% of the outstanding shares of Common Stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of Common Stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series L Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares will be issued in connection with the exercise of a Series L Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

If, at the time a holder exercises its Series L Warrant, a registration statement registering the resale of the shares of Common Stock underlying the Series L Warrant under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Series L Warrant.

In the event of a defined change of control of the Company, at the request of a holder of a Series L Warrant delivered before the thirtieth (30th) day after such change of control, the Company (or any successor entity) shall purchase the Series L Warrant from the holder by paying to the holder, within five (5) business days after such request (or, if later, on the effective date of the change of control), an amount equal to the Black-Scholes value, as defined in the Series L Warrant, of the remaining unexercised portion of the Series L Warrant on the effective date of such change of control, payable in cash; provided, however, that, if the change of control is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder shall only be entitled to receive from the Company or any successor entity, as of the date of consummation of such change of control, the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series L Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the change of control, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the change of control.

Subject to applicable laws, a Series L Warrant may be transferred at the option of the holder upon surrender of the Series L Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the Series L Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series L Warrants on any securities exchange or nationally recognized trading system.

The terms of the Series L Warrants and related documents are complex and the material terms thereof are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on May 13, 2025. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the Purchase Agreement

In approving the Purchase Agreement, the Board of Directors considered the pros and cons of the Purchase Agreement and the securities sold pursuant to it versus other alternatives for raising capital, and the immediate working capital needs of the Company, and determined that the Purchase Agreement and the issuance of such securities, including the Series L Warrants, was in the best interests of the Company and its stockholders.

Interests of Certain Parties

No person who has been a director or executive officer of the Company at any time since January 1, 2024, or any associate thereof, has or had a substantial interest in the Purchase Agreement or related agreements.

Reasons Stockholder Approval is Required

Our Common Stock is listed on the NYSE American under the symbol "VTAK," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into Common Stock) in connection with a transaction that sells, issues or potentially issues such securities at a price that is less than the lower of: (i) the official closing price of the Common Stock immediately preceding the signing of the binding agreement; or (ii) the average official closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement, and in a transaction which either alone or together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the presently outstanding stock.

Prior to the signing of the Purchase Agreement, we had 11,017,298  shares of Common Stock outstanding. Therefore, the issuance of 4,285,716 shares of Common Stock upon exercise of the Series L Warrants would constitute in excess of 20% of our outstanding shares of Common Stock. As a result, considered together with the issuance of the Series B Convertible Common Stock and the 2025 Placement Agent Warrants, the issuance of shares of our Common Stock upon exercise of the Series L Warrants requires stockholder approval under NYSE American Company Guide Section 713(a). See also the Preferred Conversion Proposal and the 2025 Placement Agent Warrant Exercise Proposal.

Use of Proceeds

The Company intends to use the net proceeds, if any, from any Series L Warrant exercises to, among other things, advance the development and commercialization of the novel electrophysiology technologies and solutions of the Company. In addition, net proceeds will be used to support general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 2, then the Series L Warrants will not be exercisable. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.  In addition, if the stockholders do not approve this Proposal No. 2, the registration rights agreement requires us to hold another meeting within ninety (90) days to once again attempt to gain stockholder approval, and similarly into the future until stockholder approval is obtained.

If the stockholders approve this Proposal No. 2, the Series L Warrants will be exercisable at any time following receipt of such approval until their expiration 5.5 years after such approval is obtained, which could result in substantial dilution to our stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and casting votes affirmatively or negatively thereon is required for approval of the Series L Warrant Exercise Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Series L Warrant Exercise Proposal.

PROPOSAL NO. 3 – APPROVAL OF THE PREFERRED CONVERSION PROPOSAL

Overview

On May 12, 2025, we entered into the Purchase Agreement with Mercer Street Global Opportunity Fund, LLC, WVP Emerging Manager Onshore Fund, LLC—Structured Small Cap Lending Series, and C/M Capital Master Fund, LP pursuant to which we issued (i) 3,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, potentially convertible into up to 8,574,000 shares of our Common Stock, and (ii) Series L Common Stock Purchase Warrants to purchase up to 4,285,716 shares of our Common Stock at a per share purchase price of $0.50 per share, in exchange for $1.5 million in cash and certain convertible “Notes” issued by QHSLab, Inc., a Nevada corporation, the stock of which trades over the counter in the OTCQB® Venture Market under the ticker symbol USAQ, which Notes are described in more detail below and are currently in default. The Series B Convertible Preferred Stock has a stated value of $1,000 per share, and each share potentially converts into up to 2,858 shares of Common Stock; however, although the Series B Convertible Preferred Stock can currently convert into up to 2,202,357 shares of Common Stock in the aggregate (which is approximately 19.99% of our outstanding Common Stock immediately prior to the issuance of the Series B Convertible Preferred Stock), the remaining 6,371,643 shares may only be acquired upon conversion if our stockholders approve the conversion. Each holder of Series B Convertible Preferred Stock will be able to convert into its proportionate share of the aggregate limit. At the Annual Meeting, holders of our Common Stock will be asked to approve the issuance of the additional 6,371,643 shares of our outstanding Common Stock upon the conversion of the Series B Convertible Preferred Stock, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal. NYSE American Company Guide Section 713(a) requires that stockholder approval be obtained prior to our issuing 20% or more of our then outstanding Common Stock, determined immediately prior to the issuance, if certain minimum price requirements are not met.

The Notes include the following notes of QHSLab, Inc.: (a) that certain Original Issue Discount Secured Convertible Promissory Note which was issued effective August 10, 2021 with an initial principal amount of $806,000, maturity date of August 10, 2022, and interest rate of 5%, and which has a default interest rate of 18%, and is convertible into shares of QHSLab, Inc. common stock at the rate of 20 cents per share; and (b) that certain Original Issue Discount Secured Convertible Promissory Note which was issued effective July 19, 2022, with an initial principal amount of $440,000, maturity date of July 19, 2023, and interest rate of 5%, and which has a default interest rate of 18%, and is convertible into shares of QHSLab, Inc. common stock at the rate of 20 cents per share. We believe that the approximate aggregate principal amount, plus all accrued but unpaid, interest, fees and other amounts, owed by QHSLab under both Notes is equal to approximately $1.6 million; however, both Notes are currently in default, and have been in default for some time, there can be no assurance that they will be paid in full or at all, and their valuation is uncertain. Although convertible into QHSLab common stock, the Notes are subject to a 4.99% beneficial ownership limitation.

In connection with the Purchase Agreement, the Company agreed to submit and recommend this proposal to our stockholders. The Board believes that this proposal is in the best interests of the Company and its stockholders in order that the Company can fulfill its contractual commitments made pursuant to the Purchase Agreement. Under the Purchase Agreement, we agreed to use our commercially reasonable efforts to hold a meeting of stockholders on or before August 10, 2025 to obtain stockholder approval for the conversion of our Series B Convertible Preferred Stock, with the recommendation of the Board that such proposal be approved.  See also the Series L Warrant Exercise Proposal, which seeks stockholder approval for the exercise of the Series L Warrants issued pursuant to the Purchase Agreement, and the 2025 Placement Agent Warrant Exercise Proposal, which seeks stockholder approval of the exercise of the 2025 Placement Agent Warrants. This Proposal, the Series L Warrant Exercise Proposal and the 2025 Placement Agent Warrant Exercise Proposal are not contingent on each other.

Description of Series B Convertible Preferred Stock

The Series B Convertible Preferred Stock is convertible into up to 8,574,000 shares of Common Stock, subject to stockholder approval, as described above. The number of shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of Common Stock. Subject to limited exceptions, holders of shares of Series B Convertible Preferred do not have the right to convert any portion of their Preferred Stock if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or up to 9.99% at the election of the holder) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to its conversion. Holders of Series B Convertible Preferred are entitled to receive dividends on shares of Series B Convertible Preferred equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends actually paid on shares of the Common Stock. Except as otherwise required by law, the Series B Convertible Preferred does not have voting rights. However, as long as any shares of Series B Convertible Preferred are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Convertible Preferred, (a) alter or change adversely the powers, preferences or rights given to the Series B Convertible Preferred, (b) alter or amend the Certificate of Designation for the Series B Convertible Preferred, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Convertible Preferred, (d) increase the number of authorized shares of Series B Convertible Preferred, or (e) enter into any agreement with respect to any of the foregoing. The Series B Convertible Preferred does not have a preference upon any liquidation, dissolution or winding-up of the Company. The holders of Series B Convertible Preferred shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Company Stock would receive if the Series B Convertible Preferred were fully converted (disregarding for such purposes any conversion limitations) to our Common Stock, which amounts will be paid pari passu with all holders of our Common Stock.

Within fifteen (15) days of the date of issuance of the Series B Convertible Preferred Stock, the Company was obligated to file a registration statement on the appropriate form providing for the resale of the shares of Common Stock underlying the Series B Convertible Preferred Stock, and it agreed to cause such registration statement to become effective within fifty (50) days following the date the registration statement was required to be filed (eighty (80) days in the event that the registration statement received a full review from the Staff of the Securities and Exchange Commission).  The registration statement was filed with Securities and Exchange Commission on May 21, 2025 and was declared effective on May 30, 2025.

Subject to applicable laws, the Series B Convertible Preferred Stock may be transferred at the option of the holder upon surrender of the Series B Convertible Preferred Stock to us together with the appropriate instruments of transfer.  There is no trading market available for the Series B Convertible Preferred Stock on any securities exchange or nationally recognized trading system. We do not intend to list the Series B Convertible Preferred Stock on any securities exchange or nationally recognized trading system.

The terms of the Series B Convertible Preferred Stock and related documents are complex and the material terms thereof are only briefly summarized above. For further information regarding these agreements and the financing, please refer to our Current Report on Form 8-K filed with the SEC on May 13, 2025. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the Purchase Agreement

In approving the Purchase Agreement, the Board of Directors considered the pros and cons of the Purchase Agreement and the securities sold pursuant to it versus other alternatives for raising capital, and the immediate working capital needs of the Company, and determined that the Purchase Agreement and the issuance of such securities, including the Series B Convertible Preferred Stock, was in the best interests of the Company and its stockholders.

Interests of Certain Parties

No person who has been a director or executive officer of the Company at any time since January 1, 2024, or any associate thereof, has or had a substantial interest in the Purchase Agreement or related agreements.

Reasons Stockholder Approval is Required

Our Common Stock is listed on the NYSE American under the symbol "VTAK," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into Common Stock) in connection with a transaction that sells, issues or potentially issues such securities at a price that is less than the lower of: (i) the official closing price of the Common Stock immediately preceding the signing of the binding agreement; or (ii) the average official closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement, and in a transaction which either alone or together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the presently outstanding stock.

Prior to the signing of the Purchase Agreement, we had 11,017,298 shares of Common Stock outstanding. Therefore, the issuance of 8,574,000 shares of Common Stock upon conversion of the Series B Convertible Preferred would constitute in excess of 20% of our outstanding shares of Common Stock. As a result, considered together with the issuance of the Series L Warrants and the 2025 Placement Agent Warrants, the issuance of shares of our Common Stock upon conversion of the Series B Convertible Preferred requires stockholder approval under NYSE American Company Guide Section 713(a). See also the Series L Warrant Exercise Proposal and the 2025 Placement Agent Warrant Exercise Proposal.

Use of Proceeds

The Company will receive no proceeds from the conversion of the Series B Convertible Preferred Stock.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 3, then the Series B Convertible Preferred will not be convertible into Common Stock. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.  In addition, if the stockholders do not approve this Proposal No. 3, the registration rights agreement requires us to hold another meeting within ninety (90) days to once again attempt to gain stockholder approval, and similarly into the future until stockholder approval is obtained.

If the stockholders approve this Proposal No. 3, the Series B Convertible Preferred will be convertible at any time following receipt of such approval, which would result in substantial dilution to our stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and casting votes affirmatively or negatively thereon is required for approval of the Preferred Conversion Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Preferred Conversion Proposal.

PROPOSAL NO. 4 – APPROVAL OF THE PLACEMENT AGENT WARRANT EXERCISE PROPOSAL

Overview

On May 12, 2025, we entered into the Purchase Agreement with Mercer Street Global Opportunity Fund, LLC, WVP Emerging Manager Onshore Fund, LLC—Structured Small Cap Lending Series, and C/M Capital Master Fund, LP pursuant to which we issued (i) 3,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, potentially convertible into up to 8,574,000 shares of our Common Stock, and (ii) Series L Common Stock Purchase Warrants to purchase up to 4,285,716 shares of our Common Stock at a per share purchase price of $0.50 per share. The Purchase Agreement is more specifically described in Proposal No. 2 and Proposal No. 3 herein. In connection with the Purchase Agreement and related transactions we issued warrants (the “2025 Placement Agent Warrants “) to purchase up to 257,143 shares of our Common Stock to Ladenburg Thalmann & Co. Inc. (“Ladenburg”), as partial compensation to them for their services as our placement agent in connection with the transactions effected by the Purchase Agreement. The 2025 Placement Agent Warrants were issued pursuant to an Investment Banking Agreement with Ladenburg dated May 9, 2024, as amended on April 16, 2025. NYSE American Company Guide Section 713(a) requires that stockholder approval be obtained prior to our issuing 20% or more of our then outstanding Common Stock, determined immediately prior to the issuance, if certain minimum price requirements are not met.   Because the 2025 Placement Agent Warrants are aggregated with the other securities issued pursuant to the Purchase Agreement, stockholder approval will be required before they can be exercised.

The Board believes that this proposal is in the best interests of the Company and its stockholders in order that the Company can fulfill its contractual commitments made pursuant to the Investment Banking Agreement to issue valid, exercisable warrants to Ladenburg. See also the Preferred Conversion Proposal, which seeks stockholder approval for the conversion into Common Stock of the Series B Convertible Preferred Stock issued pursuant to the Purchase Agreement, and the Series L Warrant Exercise Proposal, which seeks stockholder approval of the exercise of the Series L Warrants to purchase Common Stock. This Proposal, the Series L Warrant Exercise Proposal, and the Preferred Conversion Proposal are not contingent on each other.

Description of 2025 Placement Agent Warrants

The 2025 Placement Agent Warrants have a per share exercise price of $0.5425 and a term of 5 years from their date of issuance, and exercise of the 2025 Placement Agent Warrants is subject to approval of the holders of Company Common Stock (the “2025 Placement Agent Warrant Stockholder Approval”).  The 2025 Placement Agent Warrants are not exercisable unless and until the 2025 Placement Agent Warrant Stockholder Approval is obtained.   The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of Common Stock and the exercise price. Prior to any adjustments, up to 257,143 shares of Common Stock may be issued pursuant to the 2025 Placement Agent Warrants.

During such time as the 2025 Placement Agent Warrants are outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), then, in each such case, a 2025 Placement Agent Warrant holder shall be entitled to participate in such Distribution to the same extent that the 2025 Placement Agent Warrant holder would have participated therein if the 2025 Placement Agent Warrant holder had held the number of shares of Common Stock acquirable upon complete exercise of the 2025 Placement Agent Warrant (without regard to any limitations on exercise thereof, including without limitation, any beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the 2025 Placement Agent Warrant holder’s right to participate in any such Distribution would result in the 2025 Placement Agent Warrant holder exceeding any beneficial ownership limitation, then the 2025 Placement Agent Warrant holder shall not be entitled to participate in such Distribution to such extent, and that portion of such Distribution shall be held in abeyance for the benefit of the 2025 Placement Agent Warrant holder until such time, if ever, as its right thereto would not result in the 2025 Placement Agent Warrant holder exceeding the beneficial ownership limitation).

A holder (together with its affiliates) may not exercise any portion of the 2025 Placement Agent Warrant to the extent that the holder would own more than 4.99% of the outstanding shares of Common Stock immediately after exercise. However, upon notice from the holder to us, the holder may decrease or increase the holder’s beneficial ownership limitation, which may not exceed 9.99% of the number of outstanding shares of Common Stock immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the 2025 Placement Agent Warrant, provided that any increase in the beneficial ownership limitation will not take effect until 61 days following notice to us. No fractional shares will be issued in connection with the exercise of a 2025 Placement Agent Warrant. In lieu of fractional shares, we will either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Unless a registration statement is filed and declared effective with respect to the resale of the underlying Common Stock, the 2025 Placement Agent Warrant may be exercised cashlessly, with the exercise price paid by reducing the number of shares received upon exercise and no cash proceeds to the Company. The Company does not currently intend to file a registration statement with respect to the resale of the Common Stock underlying the 2025 Placement Agent Warrant.

Subject to applicable laws, a 2025 Placement Agent Warrant may be transferred at the option of the holder upon surrender of the 2025 Placement Agent Warrant to us together with the appropriate instruments of transfer.  There is no trading market available for the 2025 Placement Agent Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the 2025 Placement Agent Warrants on any securities exchange or nationally recognized trading system.

The terms of the 2025 Placement Agent Warrants and related documents are complex and the material terms thereof are only briefly summarized above. A copy of the form of 2025 Placement Agent Warrant is filed as Exhibit 4.1 to our Form 8-K filed with the SEC on June 9, 2025. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Background and Reasons for the 2025 Placement Agent Warrants

Management believed that it would be unable to effect the transactions that were contemplated by the Purchase Agreement unless it paid customary compensation to Ladenburg, which included the 2025 Placement Agent Warrants. The Board of Directors considered this and determined that the issuance of the 2025 Placement Agent Warrants was in the best interests of the Company and its stockholders.

Interests of Certain Parties

No person who has been a director or executive officer of the Company at any time since January 1, 2024, or any associate thereof, has or had a substantial interest in the 2025 Placement Agent Warrants.

Reasons Stockholder Approval is Required

Our Common Stock is listed on the NYSE American under the symbol "VTAK," and we are subject to the NYSE American listing standards. NYSE American Company Guide Section 713(a) requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into Common Stock) in connection with a transaction that sells, issues or potentially issues such securities at a price that is less than the lower of: (i) the official closing price of the Common Stock immediately preceding the signing of the binding agreement; or (ii) the average official closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement, and in a transaction which either alone or together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of the presently outstanding stock.

Prior to the signing of the Purchase Agreement, we had 11,017,298 shares of Common Stock outstanding, and the issuance of shares of Common Stock pursuant to the 2025 Placement Agent Warrants is integrated with the issuance of the other securities pursuant to the Purchase Agreement for this purpose. Therefore, the issuance of the shares of Common Stock upon exercise of the 2025 Placement Agent Warrants and the other securities issued pursuant to the Purchase Agreement would constitute in excess of 20% of our outstanding shares of Common Stock. As a result, considered together with the issuance of the Series B Convertible Common Stock and the Series L Warrants, the issuance of shares of our Common Stock upon exercise of the 2025 Placement Agent Warrants requires stockholder approval under NYSE American Company Guide Section 713(a). See also the Preferred Conversion Proposal and the Series L Warrant Exercise Proposal.

Use of Proceeds

The Company intends to use the net proceeds, if any, from any 2025 Placement Agent Warrant exercises to, among other things, advance the development and commercialization of the novel electrophysiology technologies and solutions of the Company. In addition, net proceeds will be used to support general corporate purposes.

Possible Effects of the Proposal

If the stockholders do not approve this Proposal No. 4, then the 2025 Placement Agent Warrants will not be exercisable. Failure to obtain such approval may discourage future investment bankers from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

If the stockholders approve this Proposal No. 4, the 2025 Placement Agent Warrants will be exercisable at any time until their expiration 5 years after their date of issuance, which could result in substantial dilution to our stockholders.

Required Vote

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and casting votes affirmatively or negatively thereon is required for approval of the 2025 Placement Agent Warrant Exercise Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Placement Agent Warrant Exercise Proposal.

PROPOSAL NO. 5 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Overview

On June 5, 2025, the Board of Directors (1) determined that it is in the best interests of the Company to amend the amended and restated Certificate of Incorporation of the Company (the “Restated Certificate”) to effect a reverse stock split in the range of 1-for-5 to 1-for-19 (the “Reverse Stock Split”), and (2) directed that a proposal (the “Reverse Stock Split Proposal”) to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split Proposal would permit, but would not require, the Board to effect a Reverse Stock Split of our Common Stock issued and outstanding or held in treasury by a ratio of not less than 1-for-5 and not more than 1-for-19, with the exact ratio to be set at a whole number within this range as determined by the Board (or a duly authorized committee thereof) in its sole discretion. The Reverse Stock Split, if effected, would affect all of our holders of Common Stock uniformly. The following description of the proposed amendment is a summary and is subject to the full text of the proposed Certificate of Amendment to our Restated Certificate, which is attached to this Proxy Statement as Annex B (the “Reverse Split Certificate of Amendment”). If stockholders approve this proposal, the Board in its discretion could determine to cause the Reverse Split Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate of Amendment. We could decide not to proceed with the Reverse Stock Split even if the Reverse Stock Split Proposal is approved by the stockholders. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. The Reverse Stock Split will not impact our authorized capital stock, which will remain at sixty million shares of authorized Common Stock and ten million shares of authorized Preferred Stock. If the Reverse Stock Split Proposal is approved, the authority given to our Board of Directors could be exercised at any time prior to our 2026 annual meeting of stockholders.

Reasons for the Reverse Stock Split

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.

We believe that the Reverse Stock Split and an increase in our stock price may make our Common Stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Common Stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being more risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

To potentially improve our ability to engage in financing transactions.

Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve our ability to engage in potential financing transactions in order to raise working capital, although there can be no guarantee that this will be the case.

Meet certain continued listing requirements of the NYSE American.

To continue our listing on the NYSE American, we must comply with NYSE American rules. NYSE American Company Guide Section 1003(f)(v) provides that the NYSE American may delist a security when it sells for a substantial period of time at a low price per share. Our Common Stock has traded below $1.00 since August 30, 2024, and on June 5, 2025, the closing price was $0.2051. Our Board of Directors has considered the potential harm to us and our stockholders should NYSE American delist our Common Stock from NYSE American. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Common Stock.

Certain Risks Associated with a Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results. However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will increase our stock price. There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our outstanding Common Stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.

On June 5, 2025, the closing sale price of our Common Stock on the NYSE American was $0.2051 per share. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our Common Stock. However, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split. Accordingly, the total market capitalization of our Common Stock and the Company after a Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that a Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per share trading price of our Common Stock. However, even if we implement the Reverse Stock Split, the per share trading price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our Common Stock will increase following the Reverse Stock Split or that the per share trading price of our Common Stock will not decrease in the future. Although no assurances are possible concerning the trading price of our Common Stock if the Reverse Stock Split is effected or concerning future fluctuations in the market prices of our Common Stock after the Reverse Stock Split, based on such price, the Company’s intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per share market price of our Common Stock immediately after the Reverse Stock Split, although whether the price of our Common Stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our Common Stock.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not improve as a result of a Reverse Stock Split and could be adversely affect by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

The proposed Reverse Stock Split will not proportionately reduce our authorized capital stock and will therefore result in a significant increase in our authorized capital stock relative to outstanding shares of common stock and may result in significant future dilution to our stockholders.

The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without a proportionate reduction in the number of shares of authorized but unissued Common Stock or Preferred Stock in our Restated Certificate, which will give the Company a significantly larger number of authorized shares, as a percentage of total outstanding shares, available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our Common Stock is listed. The issuance of additional shares of our Common Stock or Preferred Stock may have a material dilutive effect on the ownership of existing stockholders.

The NYSE American Prohibits Listed Companies from Effecting Reverse Stock Splits Having a Cumulative Ratio of 200 Shares or More to One During Any Two-Year Period

The NYSE American Company Guide provides that the NYSE American will delist an issuer that has effectuated one or more reverse stock splits over the prior two-year period with a cumulative ratio of 200 shares or more to one. Because we effected a 1-for-10 reverse split on July 15, 2024, should we effect a 1-for-19 reverse stock split following approval of this Proposal, we would effectively be unable to complete another reverse stock split until after July 15, 2026, regardless of whether or not our Common Stock trading price should drop to a level that might result in its being delisted from the NYSE American.

Potential Anti-Takeover Effect

As noted above, the Reverse Stock Split would result in an increased proportion of unissued authorized shares of common stock and preferred stock to issued shares of common stock, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our board of directors could (within the limits imposed by applicable law) strategically sell shares of common stock or preferred stock in a private transaction to purchasers who would oppose a takeover or favor our then current board of directors, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the board of directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this reverse stock split proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our board of directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Procedure for Implementing the Reverse Stock Split

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Reverse Split Certificate of Amendment that is filed with the Delaware Secretary of State. If the reverse stock split proposal is approved and the board of directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Reverse Split Certificate of Amendment will be determined by our board of directors.

If, at any time prior to the filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the board of directors, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Company reserves the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Split Certificate of Amendment to our Restated Certificate, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders, with such discretion authorized to be exercised at any time prior to the 2026 annual meeting of stockholders.

If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We currently expect that our Common Stock will continue to be listed on the NYSE American under the symbol “VTAK” subject to any future change of listing of our securities, and we will not effect the Reverse Stock Split if it would cause us to be subject to delisting by the NYSE American immediately thereafter for failure to meet the NYSE American’s requirement that we continue to have at least 300 public stockholders, or otherwise. The Reverse Stock Split is not intended to be, and we do not believe that it will have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).  Beneficial holders and record holders will be treated equally for purposes of the Reverse Stock Split.

The table below sets forth, as of June 5, 2025 and for illustrative purposes only, certain effects of potential Reverse Stock Split ratios of between 1-for-5 and 1-for-19, inclusive, including on our total outstanding Common Stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents Prior to Reverse Stock Split		Common Stock and Equivalents Assuming Certain Reverse Stock Split Ratios
		Percent of Total	1-for-5	1-for-19
Voting Common Stock outstanding	12,593,873	27.2%	2,518,774	662,835
Common stock underlying options and warrants	23,879,481	51.6%	4,775,896	1,256,814
Common stock underlying restricted stock units	-	-	-	-
Common stock underlying our Preferred Stock	9,839,601	21.5%	1,967,920	517,873
Total Common Stock and equivalents	46,312,955	100.0%	9,262,590	2,437,522
Common stock available for future issuance	13,687,045		50,737,410	57,562,478

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.  Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book- Entry” Holders of Common Stock (i.e., stockholders who are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our Common Stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be paid in cash after all of the fractional interests of a holder have been aggregated, as described below.   Stockholders who are entitled to receive cash for fractional shares shall be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The disposition of fractional share interests shall be effected by the Company by having (x) the exchange agent aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests on the basis of the relative fractional interests held by stockholders as a result of the Reverse Stock Split. Outstanding options, warrants and convertible preferred stock will adjust for fractional shares as specified in the applicable award agreements or designations.

Material United States Federal Income Tax Considerations of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to “U.S. stockholders” (as defined below). The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws are not discussed. This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information purposes only. Further, it does not address the Medicare tax on net investment income or any state, local or non-U.S. income or other tax consequences. For example, state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as partnerships, S corporations or other pass-through entities (or persons who hold our shares through such pass-through entities), banks or other financial institutions, individual retirement and other tax-deferred accounts, holders who acquired common stock pursuant to the exercise of employee stock options or otherwise as compensation, holders who hold our Common Stock as “qualified small business stock” pursuant to Section 1202 of the Code, traders in securities that elect to apply a mark-to-market method of accounting, mutual funds, insurance companies, regulated investment companies, real estate investment trusts, dealers or traders in securities or currencies, former citizens or residents of the United States subject to Section 877 of the Code, corporations that accumulate earnings to avoid United States federal income tax, taxpayers subject to the alternative minimum tax, persons subject to the base erosion and anti-abuse tax, holders who actually or constructively own more than 5% of the outstanding stock of the company, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, governmental organizations, U.S. stockholders whose functional currency is not the U.S. dollar, and holders who hold common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, among others.

For purposes of this discussion, the term “U.S. stockholder” means a means a beneficial owner of Common Stock, that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service in effect as of the date of this proxy statement, all of which are subject to change at any time. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. This summary also assumes that the shares held by a U.S. stockholder prior to the Reverse Stock Split (“Old Shares”) were, and the shares owned by such stockholder immediately after the Reverse Stock Split (“New Shares”) will be, held as “capital assets,” as defined in the Code, generally property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below does not take into account the individual facts and circumstances of any particular individual that may affect the U.S. federal income tax consequences of the Reverse Stock Split to such individual. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split also is not binding on the Internal Revenue Service or the courts.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL INVESTOR, AND EACH INVESTOR SHOULD CONSULT SUCH INVESTOR’S OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Stockholders

In general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder's aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Cash in Lieu of Fractional Shares

A U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the effective time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split.

Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of this cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote

The amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Reverse Stock Split.

PROPOSAL NO. 6  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification Proposal

We are asking stockholders to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Stockholder ratification of the appointment of Withum is not required by our Bylaws or other applicable legal requirements. However, our board is submitting the appointment of Withum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Our stockholders previously ratified the appointment of Withum as our independent registered public accounting firm for the year ending December 31, 2025 at our special meeting of stockholders held on January 13, 2025; however, our board believes that it is important to allow the stockholders to vote on such ratification at every annual meeting. As a result, we are resubmitting this proposal. Representatives of Withum are expected to be present at the Annual Meeting, and they will have the opportunity to respond to questions and to make a statement if they so desire.

Change of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of the Company previously conducted an analysis to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Committee considered the Company’s independent auditors for the fiscal year ended December 31, 2022, Haskell & White LLP (“Haskell”), as well as Withum, the independent registered public accounting firm that audited the financial statements for Old Catheter for the fiscal year ended December 31, 2022.  The Company acquired Old Catheter on January 9, 2023, and is now primarily focusing its operations on the Old Catheter line of business.  Haskell reviewed the Company’s financial statements for the quarter ended March 31, 2023.

As a result of this process, following discussions with Haskell and Withum, on June 21, 2023, the Audit Committee approved the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 and entered into an engagement letter with Withum. On the same date, the Audit Committee approved the dismissal of Haskell as the Company’s independent registered accounting firm.

Haskell’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 filed with the Company’s Form 10-K for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  Haskell’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2021 filed with the Company’s Form 10-K, as amended, for the year ended December 31, 2021, included an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 21, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K  between the Company and Haskell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Haskell’s satisfaction, would have caused Haskell to make reference thereto in their reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haskell with a copy of the foregoing disclosures and requested that Haskell furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made therein. A copy of Haskell’s letter dated June 26, 2023, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 26, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 21, 2023, neither the Company nor anyone on its behalf consulted with Withum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2023 and December 31, 2024 by Withum. It does not include fees billed to us for services rendered by our previous auditor, Haskell & White LLP, during 2023 or 2024:

	2024	2023

Audit Fees (1)	$937,584	$660,872
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$937,584	$660,872

(1)

“Audit Fees” consist of fees billed for professional services rendered during the respective fiscal year in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. This includes consents and other services related to SEC matters and registration statements.

(2)

“Audit-Related Fees” generally include fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not otherwise included as Audit Fees.

(3)	“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Withum did not bill us for any tax fees for the years ended December 31, 2023 or December 31, 2024.
(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

Auditor Independence

During the years ended December 31, 2023 and December 31, 2024, there were no other professional services provided by Withum that would have required our audit committee to consider their compatibility with maintaining Withum’s independence.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of Withum’s services to the Company for fiscal years 2023 and 2024 described above were pre-approved by our audit committee.

Possible Effects of the Proposal

If the appointment is not ratified by our stockholders, it will have no impact on our retention of Withum for the fiscal year ended December 31, 2025, but our audit committee will take that vote into consideration when determining whether it should appoint another independent registered public accounting firm with respect to the year ending December 31, 2026.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and casting votes affirmatively or negatively thereon is required for approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2025.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the NYSE American and rules and regulations of the SEC. The audit committee serves as the representative of the Board with respect to its oversight of:

o	our accounting and financial reporting processes and controls and the audit of our financial statements;

o	the integrity of our financial statements;

o	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

o	management’s processes and policies for identifying, monitoring and addressing enterprise risks; and

o	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, including the qualifications and performance of the lead partner, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews and preapproves the independent registered public accounting firm’s audit and non-audit fees.

The members of the audit committee are currently James Caruso (chair) and Andrew Arno. Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable NYSE American and U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Caruso is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

In fulfilling its oversight responsibilities, the audit committee meets at least quarterly and provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. The audit committee also reviewed and discussed the audited financial statements in our 2024 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and WithumSmith+Brown, PC, the Company’s independent registered public accounting firm for 2024. The audit committee has discussed with WithumSmith+Brown, PC the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from WithumSmith+Brown, PC required by the applicable requirements of the Public Company Accounting Oversight Board regarding WithumSmith+Brown, PC’s communications with the audit committee concerning independence and has discussed with WithumSmith+Brown, PC its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the board of directors:

James Caruso (Chair)

Andrew Arno

The information contained in the above Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Catheter Precision, Inc., or the Company, specifically incorporates it by reference in such filing.

EXECUTIVE OFFICERS

The names of our executive officers and key employees, their ages, their positions with the Company and other biographical information as of June 5, 2024 are set forth below. There are currently no family relationships among any of our directors or executive officers.

Name	Age	Position
David Jenkins	67	Executive Chairman of the Board and Chief Executive Officer
Philip Anderson	58	Chief Financial Officer and Secretary

David Jenkins. Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance — Director Nominees.”

Philip Anderson became Chief Financial Officer on January 6, 2025.  Mr. Anderson was retired from November 2022 to December 2024.  Previously, he served as the Chief Financial Officer of Heritage Distilling Corporation, an adult beverage distiller, from August 2021 to November 2022. From August 2020 to June 2021, he served as Chief Financial Officer of Crown Electrokinetics Corp., a pre-revenue technology/hardware company in the areas of smart windows, fiber optics and water quality solutions. He served as Chief Financial Officer of Kubient, Inc., a supplier of fraud detection and prevention solutions to the global digital advertising market, from June 2019 to January 2020. Prior to serving as a CFO Mr. Anderson was a hedge fund partner for 17 years focused on investing in small and microcap companies. He received a Bachelor of Arts in Business Management from Ithaca College and an MBA with concentration in Finance from Hofstra University.

EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to oversight of the compensation of the chief executive officer and other executive officers, including reviewing and approving or making recommendations to the Board with respect to the compensation, plans, policies and programs for the chief executive officer and other executive officers and administering the equity compensation plans for executive officers and employees.

The Compensation Committee annually reviews the compensation, plans, policies and programs for the chief executive officer and other executive officers. In connection therewith, the Compensation Committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, the Compensation Committee considers the recommendations of the chief executive officer when reviewing base salary and incentive performance compensation levels of the executive officers and when setting specific individual and corporate performance targets under the annual incentive bonus plan for the executive officers. While the chief executive officer provides input on his compensation, he does not participate in compensation committee or Board deliberations regarding his own compensation. The Compensation Committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

Named Executive Officers

The named executive officers for 2024 (“NEOs”), which consist of our principal executive officer, our former Interim Chief Financial Officer, and our Chief Commercial Officer, who were our only executive officers as of December 31, 2024, were as follows:

●	David A. Jenkins, Executive Chairman and Chief Executive Officer;

●	Margrit Thomassen, former Interim Chief Financial Officer and Secretary; and

●	Marie-Claude Jacques, former Chief Commercial Officer.

Mr. Jenkins was appointed Executive Chairman upon effectiveness of the Merger on January 9, 2023 and interim Chief Executive Officer beginning April 28, 2023, and Chief Executive Officer beginning January 2, 2024. Margrit Thomassen served as Interim Chief Financial Officer from January 1, 2024, through January 6, 2025.  Marie-Claude Jacques was appointed as Chief Commercial Officer beginning May 1, 2024 and left the Company on June 2, 2025.

Summary Compensation Table

The following table provides information regarding the compensation of the NEOs for 2024 and 2023, as applicable:

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)(1)	($)	($)	($)
David A. Jenkins	2024	300,000						300,000
Executive Chairman and Chief Executive Officer	2023	300,000						300,000
Margrit Thomassen	2024	144,000	25,000		9,538			178,538
Former Interim Chief Financial Officer and Secretary
Marie-Claude Jacques	2024	266,667			130,625			397,292
Former Chief Commercial Officer

(1)	See Note 15. Stock-Based Compensation to our Consolidated Financial Statements included in this Annual Report for a discussion of the assumptions we made in the valuation of these option grants.

Executive Employment Agreements and Arrangements

David A. Jenkins

In January 2023, we entered into an oral employment agreement with David A. Jenkins, Chairman of the Board. In accordance with the terms of Mr. Jenkins’ employment agreement, he is entitled to annual compensation of $300,000.

Marie-Claude Jacques

In April 2024, we entered into an offer letter agreement with Marie-Claude Jacques, Chief Commercial Officer.  In accordance with the terms of the offer letter, she was entitled to guaranteed annual salary compensation for the first two years of employment of $400,000.  After two years her annual salary compensation was reduced to $240,000.  She also received 25,000 non-plan stock options, at an exercise price of $5.321 per share, vesting annually over 5 years, exercisable over ten years per the terms of the offer letter.  Ms. Jacques left the Company on June 2, 2025.

Outstanding Equity Awards at 2024 Fiscal Year-End

As of December 31, 2024, NEOs held the following equity awards:

Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
David Jenkins	—	—	—	—	—
Margrit Thomassen	—	2,500	—	$4.00	1/8/2034
	1,676	—	—	$5.90	3/13/2031
Marie-Claude Jacques	—	25,000	—	$5.321	5/1/2034

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Option grants to employees, executive officers and non-employee directors are made by the Compensation Committee (the "Committee") under the 2023 Incentive Plan from time to time, as determined by the Committee.  The Committee does take material non-public information into account when determining the timing and terms of stock awards, in that if the Company determines that it is in possession of material non-public information on an anticipated grant date, the Committee expects to defer the grant until a date on which the Company is not in possession of material non-public information.  The Company does not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.  For all stock option awards, the exercise price is the closing price of our Common Stock on the NYSE American on the last trading day preceding the grant date.

The following table presents information regarding stock options issued to our NEOs in fiscal year 2024 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material non-public information and ending one business day after the filings or furnishing of such report with the SEC:

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of he Award ($/Sh)	Grant Date Fair Value of the Award

Percentage Change

in the Closing

Market Price of

the Securities Underlying the

Award Between

the Trading Day Ending

Immediately Prior

to the Disclosure of Material Non-

Public Information

and the Trading

Day Beginning Immediately

Following the Disclosure of

Material Non-

Public Information

Margrit Thomassen	1/8/2024	2,500	$4.00	$9,538	0%	(1)
Marie-Claude Jacques	5/1/2024	25,000	$5.321	$130,625	1.8%	(2)

(1)	Based on closing prices of the Company's Common Stock of $3.90 on January 11, 2024 and $3.90 on January 11, 2024.
(2)	Based on closing prices of the Company's Common Stock of $5.50 on May 6, 2024 and $5.60 on May 7, 2024.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) to each of our Principal Executive Officers (“PEO”) and to our Non-PEO Named Executive Officers, or NEOs, and certain Company performance for the fiscal years listed below. The disclosure follows SEC guidelines for smaller reporting companies.  Because we are a smaller reporting company which ceased to be an emerging growth company at the end of fiscal 2023, we are only required to provide information for fiscal 2024, 2023 and 2022 in the table below.

The Pay versus Performance table below summarizes the compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2024, 2023 and 2022 calendar year:

Year	PEO 1 Summary Compensation Table Total ($)(1)	PEO 2 Summary Compensation Table Total ($)(2)	PEO 1 Compensation Actually Paid ($)(1)(4)	PEO 2 Compensation Actually Paid ($)(2)(4)	Average Summary Compensation Table Total for Non- PEO NEOs ($)(3)	Average Compensation Actually Paid to Non- PEO NEOs ($)(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (in thousands) ($)
2024	n/a	300,000	n/a	300,000	287,915	220,753	(0.05)	(16,643)
2023	1,923,077	300,000	1,920,763	300,000	189,664	189,664	0.51	(70,572)
2022	543,953	n/a	473,969	n/a	234,881	223,181	7.55	(26,865)

(1)

Jonathan Will McGuire (PEO 1) served as the Company’s PEO in 2022 and in 2023 through April 28, 2023. His total compensation for each of those years is shown in the column titled PEO 1 Summary Compensation Table Total.

(2)

David Jenkins (PEO 2) served as the Company’s PEO in 2024 and in 2023 from April 28, 2023. He served as a non-PEO NEO from January 9, 2023 to April 28, 2023. His total 2024 and 2023 compensation is shown in the column titled PEO 2 Summary Compensation Table Total.

(3)

Marie-Claude Jacques served as a Non-PEO NEO in 2024 from May 1, 2024 to December 31, 2024. Margrit Thomassen served as a Non-PEO NEO in 2024 from January 1, 2024 to December 31, 2024. Steven Passey served as a Non-PEO NEO in 2023 from April 1, 2023 to December 31, 2023. Brian Conn served as a Non-PEO NEO in 2022 from July 14, 2022 to December 31, 2022. Andrew Jackson served as a Non-PEO NEO in 2022 from January 1, 2022 to May 25, 2022.

(4)	The dollar amounts reported represent CAP, as calculated in accordance with SEC rules; see table below.

Calculation of Compensation Actually Paid (CAP).  To calculate the CAP to our PEOs and Non-PEO NEOs in the table above according to SEC reporting rules, the following adjustments were made to Total Compensation as reported in the Summary Compensation Table for each covered year:

	2024		2023				2022
	PEO 2	Average Non-PEO NEOs	PEO 1		PEO 2	Average Non-PEO NEOs	PEO 1		Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$300,000	$287,915	$1,923,077		$300,000	$189,664	$543,953		$234,881
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	n/a	(70,082)	n/a		n/a	n/a	n/a		n/a
Year-end fair value of unvested awards granted in the current year	n/a	2,920	n/a		n/a	n/a	n/a		n/a
Year-over-year difference of year-end fair values for unvested awards granted in prior years	n/a	n/a	n/a		n/a	n/a	(36,271	)(1)	n/a
Fair values at vest date for awards granted and vested in current year	n/a	n/a	n/a		n/a	n/a	n/a		n/a
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	n/a	n/a	(2,314	)(1)	n/a	n/a	(33,713	)(1)	(2,457	)(1)
Forfeitures during current year equal to prior year-end fair value	n/a	n/a	n/a		n/a	n/a	n/a		(9,243
Dividends or dividend equivalents not otherwise included in total compensation	n/a	n/a	n/a		n/a	n/a	n/a		n/a
Total Adjustments for Equity Awards	0	(67,162)	(2,314	)(1)	0	0	(69,984	)(1)	(11,700	)(1)
Compensation Actually Paid (as calculated)	$300,000	220,753	$1,920,763		$300,000	$189,664	$473,969		$223,181

(1)

Excludes information with respect to stock options.  Consistent with the treatment in the Company’s financial statements for the year ended December 31, 2023, the value of stock options has been determined to be de minimis, and any changes in those values have also been determined to be de minimis; as a result, information with respect to stock options has not been included in the information presented.

Relationship Between Compensation Actually Paid and the Company’s Total Shareholder Return (TSR). From 2022 to 2023, the compensation actually paid to PEO 1 increased by 305.3%, and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 15.0%, compared to a 99.49% decrease in our TSR over the same time period.  PEO 2 did not serve as PEO during 2022 and was excluded from this analysis. From 2023 to 2024, the compensation actually paid to PEO 2 remained the same, and the average of the compensation actually paid to the other Non-PEO NEOs increased by 51.8%, compared to a 109% decrease in our TSR over the same time period.  PEO 1 did not serve as PEO during 2024 and was excluded from this analysis.

Relationship Between Compensation Actually Paid and the Company’s Net Loss. From 2022 to 2023, the compensation actually paid to PEO 1 increased by 305.3%, and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 15.0%, compared to a 162.7% increase in our net loss over the same time period.  PEO 2 did not serve as PEO during 2022 and was excluded from this analysis. From 2023 to 2024, the compensation actually paid to PEO 2 remained the same, and the average of the compensation actually paid to the other Non-PEO NEOs increased by 51.8%, compared to a 76.4% decrease in our net loss over the same time period.  PEO 1 did not serve as PEO during 2024 and was excluded from this analysis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions

Pursuant to SEC rules, a “transaction” with a related party includes any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was or is a participant and the related person had or will have a direct or indirect material interest where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years. Accordingly, the applicable threshold for us is $120,000.

Since January 1, 2023, we have engaged in the following transactions in which our executive officers, directors, promoters or beneficial owners of more than 5% of our Common Stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation.” We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Employment and Related Agreements

We currently do not have written employment agreements with our executive officers.

In January 2023, we entered into an oral employment agreement with Missiaen Huck, Mr. David Jenkins’ adult daughter. Mr. Jenkins is our Chief Executive Officer and Chairman of the Board.  Ms. Huck serves as the non-executive chief operating officer of Catheter and receives annual compensation of $165,000.  In January 2024, Ms. Huck received a grant of options to purchase 2,500 shares of Company Common Stock which have an exercise price of $4.00 per share, vest ratably over five years and have a term of 10 years. In January 2025, Ms. Huck received a grant of options to purchase 50,000 shares of Company Common Stock which have an exercise price of $0.42 per share, vest ratably over 4 years, with the first tranche vesting on the issue date and have a term of 10 years.  As noted below, Ms. Huck also holds options to purchase an additional 14,081 shares of Company Common Stock which were originally issued by the private company Catheter Precision, Inc. that we acquired in January 2023 ("Old Catheter") and assumed in the merger (the "Merger") in which we acquired Old Catheter.

Merger-Related Transactions

Mr. Jenkins and his affiliates held approximately $25.1 million of Old Catheter’s Convertible Promissory Notes, or the Notes, that were converted in the Merger into 7,856.251 shares of Series X Preferred Stock. Upon consummation of the Merger, each such Noteholder received, in exchange for discharge of the principal of his or its Notes, a number of shares of our Series X Preferred Stock representing a potential right to convert into our Common Stock in an amount equal to one common share for each $32.00 of principal amount. In consideration for forgiving the interest accrued but remaining unpaid under the Notes in an aggregate amount of approximately $13.9 million, Mr. Jenkins and his affiliates also received royalties equal to 11.77% of the net sales, if any, of the LockeT device, commencing upon the first commercial sale and through December 31, 2035.

In addition to the shares described above that were issued in connection with the Notes, Mr. Jenkins and his affiliates received 1,325.838 shares of Series X Preferred Stock in the Merger, and Mr. Jenkins’ adult children received 1,284.344 shares of Series X Preferred Stock in the merger, all in exchange for their equity interests in Old Catheter in accordance with the merger exchange ratio.  Additional, noninterest-bearing demand loans totaling $1,075,000 from David Jenkins to Old Catheter were repaid by the Company at or shortly after the closing of the merger.

Mr. Jenkins’ daughter, Missiaen Huck, received options to purchase 14,416 shares of the Company’s Common Stock upon the closing of the Merger in exchange for her options to purchase shares of Catheter Common Stock, converted based on the exchange ratio in the merger. Of the total options to purchase 14,416 shares of the Company’s Common Stock, 14,081 options have an exercise price of $5.90 per share, and the remaining 335 options expired in March 2025.

Ms. Margrit Thomassen, our Secretary and previous Interim Chief Financial Officer, received options to purchase 1,676 shares of the Company’s Common Stock upon the closing of the Merger in exchange for her options to purchase shares of Catheter Common Stock, converted based on the exchange ratio in the Merger.  The options have an exercise price of $5.90 per share.

Following stockholder approval on March 21, 2023, we issued 99,182 shares of Common Stock to Mr. Jenkins and affiliates upon conversion of 991.828 shares of Series X Preferred Stock, and 23,532 shares of Common Stock to his adult children upon conversion of 235.320 shares of Series X Preferred Stock.

Warrant Inducement Offer

On January 9, 2023, the Company reduced the exercise price of certain existing warrants (the "Existing Warrants"), exercisable for 33,160 shares of the Company’s Common Stock held by Armistice Capital Master Fund Ltd. (“Armistice”), the beneficial owner of in excess of 5% of our Common Stock, with exercise prices ranging from $140.00 to $5,265.00 per share to $40.00 per share (the "2023 Warrant Repricing"). In connection with the 2023 Warrant Repricing, the Company entered into a warrant inducement offer letter (the "2023 Inducement Letter") with Armistice pursuant to which it would exercise up to all of the 33,160 Existing Warrants (the "Inducement Offer"). In consideration for exercising the Existing Warrants pursuant to the terms of the 2023 Inducement Letter, the Company received approximately $1.3 million in gross proceeds. The Company paid the placement agent aggregate cash fees of approximately $0.2 million related to the Inducement Offer which represented 8.0% of the gross proceeds received from the Inducement Offer plus other offering costs resulting in net proceeds to the Company of $1.1 million. In consideration for exercising the Existing Warrants pursuant to the terms of the 2023 Inducement Letter, the Company issued Armistice a new Series E Common Stock purchase warrant, or Series E Warrant (the "Series E Warrant"), to purchase 33,160 shares of Common Stock at an exercise price of $40.00 per share. The Series E Warrant was exercisable for five years from the date of stockholder approval. Exercise of the Series E Warrant in full was subject to approval of the Company's stockholders other than Armistice which was obtained at the stockholders’ meeting held on March 21, 2023 (the ”Stockholders’ Meeting”).  The Series E Warrant was exercised in October 2024 as part of the October 2024 Warrant Inducement Offer described below.  No Series E Warrants remain outstanding.

Private Placement

On January 9, 2023, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) for a private placement (“Private Placement”) with Armistice. Pursuant to the Securities Purchase Agreement, Armistice agreed to purchase, for an aggregate purchase price of approximately $8.0 million, (a) Class A units at a price that was the lower of $3.00 per unit and 90% of the 5 day volume weighted average price of the Company’s Common Stock immediately prior to obtainment of the approval of the Company’s stockholders of conversion of the PIPE Preferred Stock and PIPE Warrants (as each are defined below), each consisting of one share of Common Stock, one Series F Common Stock purchase warrant, or Series F Warrant, and one Series G Common Stock purchase warrant, or Series G Warrant, and together with the Series F Warrants (the “PIPE Warrants”) and (b) Class B units at a price of $1,000 per unit, each consisting of one share of a new series of the Company’s preferred stock, designated as Series A Convertible Preferred Stock (the “PIPE Preferred Stock”), par value $0.0001, and one Series F Warrant and one Series G Warrant for each share of the Company’s Common Stock underlying the PIPE Preferred Stock (each share of which is convertible into a number of shares of the Company’s Common Stock equal to $1,000 divided by the lower of $30.00 and 90% of the 5 day volume weighted average closing price of the Company’s Common Stock immediately prior to the obtainment of the approval of the Company’s stockholders of conversion of the PIPE Preferred Stock and PIPE Warrants, or the Preferred Conversion Rate). The closing under the Securities Purchase Agreement and the sale and issuance of the Class A units and Class B units (and the issuance of any underlying Common Stock) were approved at the Stockholders’ Meeting. At the closing of the Private Placement, the Company issued 49,790 Class A units for proceeds of approximately $0.9 million and 7,203 Class B units for proceeds of approximately $7.1 million, the preferred stock underlying which is convertible into up to 450,106 shares of Common Stock, as well as the issuance of warrants described below.

The PIPE Warrants, including Series F warrants and Series G warrants, were exercisable at an exercise price of $30.00 per share, subject to adjustments as provided under the terms of the PIPE Warrants. The PIPE Warrants were exercisable at any time on or after the closing date of the Private Placement until the expiration thereof, except that the PIPE Warrants could not be exercised if, after giving effect thereto, the purchaser would beneficially own more than 4.99%, or the Maximum Percentage, of the outstanding shares of Common Stock of the Company, which Maximum Percentage could be increased or decreased by the purchaser with written notice to the Company to any other percentage specified not in excess of 9.99%. The Series F Warrants had a term of two years from the date of stockholder approval, and the Series G Warrants had a term of six years from the date of stockholder approval. The Series F Warrants and Series G Warrants were approved at the Stockholders’ Meeting.  The Series F Warrants and Series G Warrants were exercised in October 2024 as part of the October 2024 Warrant Inducement Offer.  No Series F Warrants or Series G Warrants remain outstanding.

September 2024 Public Offering

On September 3, 2024 the Company completed a public offering of its securities and sold an aggregate of (i) 805,900 Common Stock Units and (ii) 2,773,000 Pre-funded Units at a public offering price of $1.00 per Common Stock Unit and $0.9999 per Pre-Funded Warrant Unit.  The Company collected gross proceeds of approximately $3.6 million.  Each Common Stock Unit consists of (i) one share of the Company's Common Stock, (ii) a Series H Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share that expires six months from the date of issuance, (iii) a Series I Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share that expires eighteen months from the date of issuance, and (iv) a Series J Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share that expires five years from the date of issuance.  Each Pre-Funded Warrant Unit consists of (i) one Pre-Funded Warrant to purchase one share of Common Stock at an exercise price of $0.0001 per share with no expiration date, (ii) one Series H Warrant, (iii) one Series I Warrant and (iv) one Series J Warrant.

The Company issued 214,734 warrants to the Underwriter and its designees as part of the underwriter costs and commissions in connection with the September 2024 Public Offering.  The warrants may be exercised to purchase one share of Common Stock at an exercise price of $1.55 per share and expire five years from the date of issuance.  Armistice purchased (i) 132,000 Common Stock Units and (ii) 1,368,000 Pre-funded Units in the public offering for an aggregate purchase price of $1.5 million.

2024 Warrant Inducement Offer

On October 25, 2024, The Company executed the 2024 Warrant Inducement Offer with certain holders of the Company's existing Series E, Series F, Series G, Series H and Series I Warrants, collectively, the "2024 Existing Warrants".  The 2024 Existing Warrants had exercise prices ranging from $1.00 to $40.00 per share of Common Stock.  Following the closing of the 2024 Warrant Inducement Offer, the Holders immediately exercised an aggregate of (i) 33,160.8 Series E Warrants, (ii) 499,909.34 Series F Warrants, (iii) 499,909.34 Series G Warrants, (iv) 1,990,000 Series H Warrants, and (v) 2,325,000 Series I Warrants to purchase 5,347,981 shares of Common Stock at a reduced price of $0.70 per share. The Company received aggregate gross proceeds of $3.7 million in cash.

In consideration of the immediate exercise of the 2024 Existing Warrants for cash, the Company issued unregistered new Series K Common Stock purchase warrants ("Series K Warrants") to purchase up to 10,695,962 shares of Common Stock.  The Series K Warrants have an exercise price of $0.70 per share of Common Stock, became exercisable on January 13, 2025, when stockholder approval was received at the special meeting of stockholders, and have a term of 5.5 years following stockholder approval.

Pursuant to the 2024 Warrant Inducement Offer, Armistice exercised 33,161 Series E Warrants, 499,910 Series F Warrants, 499,910 Series G Warrants, 1,500,000 Series H Warrants, and 1,500,000 Series I Warrants for an aggregate exercise price of $2.8 million, and it received 8,065,962 Series K Warrants.  Of the 4,032,981 Warrants exercised by Armistice 500,000 shares of Common Stock were issued and 3,532,981 shares remained subject to prefunded Warrants due to the application of beneficial ownership blockers.

Although it did not participate in the 2024 Warrant Inducement Offer, 500,000 Series H Warrants and 500,0000 Series I Warrants with exercise prices of $1.00 per share owned by the Jenkins Family Charitable Institute, which is the beneficial owner of in excess of 5% of our outstanding Common Stock and whose trustee is the adult daughter of our CEO David Jenkins, were repriced in the 2024 Warrant Inducement Offer to an exercise price of $0.70 per share.

Issuance of Securities upon Conversion of Series A Preferred

The following conversions of Series A Convertible Preferred Stock by Armistice occurred through December 31, 2024.  Each share of Series A Convertible Preferred Stock was convertible into approximately 62.5 shares of Common Stock.  As of December 31, 2024 there were no shares of Series A Convertible Preferred Stock outstanding.

Date of Conversion	Series A Shares Converted	Common Shares Issued
July 5, 2023	1,750	109,355
July 24, 2023	875	54,678
January 24, 2024	875	54,678
July 1, 2024	1,303	81,423
July 11, 2024	1,000	62,489
July 22, 2024	1,000	62,500
July 23, 2024	400	25,000

Issuance of Securities upon Exercise of Prefunded Warrants

The following exercises of Prefunded Warrants by Armistice occurred through May 30, 2025:

Date of Exercise	Prefunded Warrants Exercised	Common Shares Issued
October 25, 2024	666,981	666,981
January 3, 2025	709,000	709,000
April 24, 2025	732,000	732,000
May 22, 2025	901,000	901,000
May 27, 2025	524,000	524,000

The Prefunded Warrants had an exercise price of $0 per share.  After the May 27, 2025 exercise, Armistice owned no Prefunded Warrants.

Waiver of Beneficial Ownership Blocker and Exercise of Prefunded Warrants

In October 2025, the Audit Committee of the Board of Directors authorized the Company to waive the 9.99% beneficial blocker that prohibited the Jenkins Family Charitable Institute from exercising 235,0000 Prefunded Warrants that it had purchased in the Company’s September 2025 public offering.  The Company granted this waiver, and the Jenkins Family Charitable Institute exercised these Prefunded Warrants in October 2025.  The exercise price of the Prefunded Warrants was $0.001 per share.

Related Party Loans

On May 30, 2024, David A. Jenkins, Executive Chair and Chief Executive Officer, loaned $500,000 to the Company in exchange for a promissory note. The note had a maturity date of August 30, 2024, and bore interest at the rate of 8% per annum.

On June 25, 2024, FatBoy Capital, L.P. (“FatBoy”), an entity controlled by David A. Jenkins, loaned $150,000 to the Company in exchange for a promissory note. The note had a maturity date of August 30, 2024, and bore interest at the rate of 8% per annum.

On July 1, 2024, FatBoy loaned an additional $250,000 to the Company in exchange for a promissory note. The note had a maturity date of August 30, 2024, and bore interest at the rate of 8% per annum.

On July 18, 2024, FatBoy loaned an additional $100,000 to the Company in exchange for a promissory note. The note had a maturity date of August 30, 2024, and bore interest at the rate of 8% per annum.

On July 25, 2024, the Jenkins Family Charitable Institute loaned $500,000 to the Company in exchange for a promissory note. The note had a maturity date of August 30, 2024, and bore interest at the rate of 8% per annum.

On August 23, 2024, the Company amended each of its currently outstanding 8% Short Term Promissory Notes described above to:

●	extend the Maturity Date to January 31, 2026;
●	increase the Interest Rate to 12% from and after August 31, 2024; and
●	provide that interest accrued through August 30, 2024 was due and payable as of such date.

The amendments were each memorialized by a First Amendment to 8% Short Term Promissory Note(s) entered into between the Company and the Holder of the relevant note.

No principal payments have been made on any of the above-referenced notes, and their principal balances remain unchanged since the dates of issuance. Accrued interest of $10,222 to Mr. Jenkins, $6,511 to FatBoy and $4,111 to the Jenkins Family Charitable Institute was paid on August 30, 2024.  All accrued interest subsequent to that date will be due on January 31, 2026. No interest is paid on unpaid accrued interest.  Mr. Jenkins is the sole manager of the managing member of FatBoy.  Mr. Jenkins and members of his immediate family have a 100% economic interest in FatBoy.

Acquisition of Certain Assets of Cardionomic, Inc.

In February 2025, we formed our subsidiary Cardionomix, Inc., a Nevada Corporation (“Cardionomix”), in order to pursue the possible acquisition of certain assets of Cardionomic, Inc., a Delaware corporation, which has ceased operations.  We issued 82% of the Common Stock of Cardionomix to us, 5% to David Jenkins, 7% to FatBoy and 6% to certain business associates of Mr. Jenkins.  These minority interests were issued to compensate these persons for bringing this business opportunity to the Company.

On April 22, 2025, we and Cardionomix entered into an asset purchase agreement with Cardionomic (assignment for the benefit of creditors), LLC, a California limited liability company (the “Seller”), in its sole and limited capacity as assignee for the benefit of creditors of Cardionomic, Inc., a Delaware corporation (the “Assignor”), pursuant to which Cardionomix agreed to purchase the Assignor’s assets related to its late-stage treatment in development for acute decompensated heart failure (the “Purchased Assets”).  The transaction closed on May 5, 2025. The Purchased Assets were acquired on an “AS IS” and “WHERE IS” basis, with limited representations from the Seller, in exchange for the issuance by us of 1,000,000 shares of restricted Common Stock and the issuance by Cardionomix of a promissory note in the amount of $1.5 million, with simple interest accruing at 4% per annum and no interest or principal payable until the due date, which is May 5, 2028.

Cardionomix has no significant assets other than the Purchased Assets. Accordingly, it will need to raise funds in order to develop the Purchased Assets. We have begun discussions with potential investors, but there can be no guarantee that we will be able to raise sufficient funds for this purpose on a timely basis or at all.  Any such financing is likely to entail the issuance of additional securities by Cardionomix to such investors, which securities are also likely to provide certain corporate governance rights.  Such an issuance is expected to reduce the Company's ownership interest in Cardionomix, although it is expected to remain a majority owned consolidated entity.  The information set forth in this Proxy Statement is not an offer to sell or exchange, or solicitation of an offer to buy, any securities.

Indemnification of Officers and Directors

We have historically entered into indemnification agreements with directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws, and we may also do so in the future. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of June 5, 2025 by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 12,593,873 shares of our Common Stock outstanding as of June 5, 2025.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before August 4,2025, which is 60 days after June 5, 2025 and (ii) outstanding warrants to purchase Common Stock held by that person that are either immediately exercisable or exercisable on or before August 4, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, South Carolina 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares	Percentage of
	of Common Stock	Common Stock
	Beneficially	Beneficially
	Owned	Owned
5% Stockholders:
Armistice Capital LLC (1)	1,300,079	9.99%
Jenkins Family Charitable Institute (2)	1,200,226	9.03%
Casey Jenkins (3)	1,206,109	9.07%
Directors and Named Executive Officers:
David A. Jenkins (4)	194,182	1.53%
James J. Caruso (5)	34,756	*
Martin Colombatto (6)	34,625	*
Andrew Arno (7)	33,330	*
Margrit Thomassen (8)	12,176	*
Marie-Claude Jacques (9)	30,000	*
All directors and executive officers as a group (5 persons) (4)(5)(6)(7)(10)	380,226	2.95%

(1)

These securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the "Master Fund") and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC ("Armistice Capital"), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Certain information was obtained from a Schedule 13G/A filed by the shareholder on February 14, 2025. The precise number of shares beneficially owned by the shareholder depends upon the operation of certain beneficial ownership blockers contained in warrants held by the shareholder and the number of shares outstanding, and therefore may be greater or less than the number presented from time to time. The table does not include those warrants held by the shareholder that are not currently exercisable due to beneficial ownership blockers. The shareholder currently owns Series J warrants to purchase 1,500,000 shares of Common Stock and Series K warrants to purchase 8,065,962 shares of Common Stock.  Address of stockholder is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(2)

Casey A. Jenkins, the daughter of Mr. Jenkins, is the trustee of Jenkins Family Charitable Institute.  Includes 500,000 shares subject to currently exercisable Series I Warrants and shares subject to currently exercisable Series J Warrants held by the Jenkins Family Charitable Institute. Does not include Series I and Series J Warrants held by the Jenkins Family Charitable Institute to purchase an aggregate of 583,244 shares of Common Stock and Series J Warrants held by Ms. Jenkins to purchase 150,000 shares of Common Stock which are not currently exercisable due to beneficial ownership blockers.   Does not include 18.691 shares of Series X Preferred Stock held by the Jenkins Family Charitable Institute which are convertible into approximately 18,690 shares of Common Stock upon satisfaction of certain conditions that have not currently been met.  Does not include 5,883 shares of Common Stock held by Ms. Jenkins.

(3)

Includes 500,000 shares subject to currently exercisable Series I Warrants and 50,000 shares subject to currently exercisable Series J Warrants held by the Jenkins Family Charitable Institute. Does not include Series I and Series J Warrants held by the Jenkins Family Charitable Institute to purchase an aggregate of 733,244 shares of Common Stock and includes 150,000 shares subject to Series J Warranted held by Ms. Jenkins. which are currently not exercisable due to beneficial ownership blockers.  Does not include 18.691 shares of Series X Preferred Stock held by the Jenkins Family Charitable Institute and 262.256 shares of Series X Preferred Stock held by Ms. Jenkins which are convertible into approximately 28,094 shares of Common Stock upon satisfaction of certain conditions that have not currently been met.  Also does not include 5,583 shares held by Ms. Jenkins.

(4)

Includes (i) 226 shares held by a charitable remainder unitrust of which Mr. Jenkins’ wife is the trustee; and (ii) 70,970 shares held by a partnership of which Mr. Jenkins is the managing member of the managing partner. Excludes 23,532 shares held by certain adult immediate family members of Mr. Jenkins. Does not include 8,190.261 shares of Series X Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 819,026 shares of Common Stock but which are subject to certain beneficial ownership blockers and upon satisfaction of certain conditions that have not currently been met. Also does not include 1,049.024 shares of Series X Preferred Stock held, in the aggregate, by certain adult immediate family members of Mr. Jenkins and which are convertible into 104,902 shares of Common Stock, but which are subject to certain beneficial ownership blockers and upon satisfaction of certain conditions that have not currently been met. Also does not include exercisable options to purchase 66,581 shares of Common Stock and unvested options to purchase 24,581 shares of Common Stock or 150,000 shares subject to currently exercisable Series J Warrants held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’s adult daughter.

(5)

Does not include 7.932 shares of Series X Preferred Stock held by Mr. Caruso which are convertible into 793 shares of Common Stock but which are subject to certain beneficial ownership blockers and upon satisfaction of certain conditions that have not currently been met. Includes currently exercisable options to purchase 34,578 shares of Common Stock. Does not include unvested options to purchase 67,922 shares of Common Stock.

(6)

Includes (i) 7 shares of Common Stock subject to options exercisable within 60 days of June 5, 2025, and (ii) exercisable options to purchase 34,578 shares of Common Stock. Does not include unvested options to purchase 67,922 shares of Common Stock.

(7)	Includes exercisable options to purchase 33,330 shares of Common Stock. Does not include unvested options to purchase 66,670 shares of Common Stock.
(8)

Includes (i) 1,676 shares of Common Stock underlying vested stock options held by Margrit Thomassen, the Company’s Secretary; and (ii) exercisable options to purchase 10,500 shares of Common Stock.  Does not include unvested options to purchase 42,000 shares of Common Stock.

(9)

Includes exercisable options to purchase 30,000 shares of Common Stock.  Does not include unvested options to purchase 213,750 shares of Common Stock, which unvested options terminated on June 2, 2025 in connection with Ms. Jacques' departure from the Company.

(10)

Includes exercisable options to purchase 83,333 shares of Common Stock held by Philip Anderson, the Company's Chief Financial Officer.  Does not include unvested options to purchase 416,667 shares of Common Stock held by Mr. Anderson.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms, and written representations that we have received from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2024, other than one late Form 3 filed by Andrew Arno, who began serving as a director in July 2024.

Fiscal Year 2024 Annual Report

Our financial statements for our fiscal year ended December 31, 2024 are included in our 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 31, 2025, or our Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on our website, www.catheterprecision.com, under the investors tab and at the website of the SEC, at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary.

Company Website

We maintain a website at www.catheterprecision.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Availability of Bylaws

A copy of our Bylaws, as amended, may be obtained by accessing Catheter Precision’s filings on the SEC’s website at www.sec.gov, and clicking on Exhibits 3.2.1 and 3.2.2. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2026 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern time) on February 9, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order for a proposal that does not comply with Rule 14a-8 to be properly brought before our 2026 annual meeting of stockholders, a stockholder must have given timely notice of such proposal or nomination, in proper written form, as required by Section 2.4 of our Amended and Restated Bylaws, as amended. To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our Bylaws must be received by our corporate secretary at our principal executive offices:

●	not earlier than March 26, 2026, and

●	not later than April 25, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting, or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in Section 2.4 of our Amended and Restated Bylaws, as amended. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

In addition, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2025 meeting, no later than May 27, 2026). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2026 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting and the 10th day following the date on which public announcement of the date of the 2026 annual meeting is first made.

For information on how to access our Bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to our Board of Directors.”

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We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Fort Mill, South Carolina

June 9, 2025

ANNEX A

PROXY

Catheter Precision, Inc.

Annual Meeting of Stockholders
July 25, 2025 at 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CATHETER PRECISION, INC.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Philip Anderson, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc., that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 25, 2025 at 11:00 a.m. Eastern Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Annual Meeting will be held in virtual only format. In order to attend the meeting, you must first register at www.web.viewproxy.com/VTAK by 5:00 p.m. Eastern Time on July 24, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, "FOR" THE ELECTION OF THE NOMINEE NAMED IN PROPOSAL 1, AND FOR PROPOSALS 2-6, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

(Continued and to be marked, dated, and signed on the other side)
▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to be held on July 25, 2025:

The Proxy Statement is available at:
www.web.viewproxy.com/VTAK

The Board of Directors recommends a vote “FOR” the following:	Please mark your votes like this ☒
Proposal 1.	To elect one Class I director:		Proposal 3.	To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal.
NOMINEE:	FOR	WITHHOLD
(1) Martin Colombatto	☐	☐
Proposal 2.	To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal.				FOR ☐	AGAINST ☐	ABSTAIN ☐
				Proposal 4.	To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
					FOR ☐	AGAINST ☐	ABSTAIN ☐
				Proposal 5.	To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion.

					FOR ☐	AGAINST ☐	ABSTAIN ☐
				Proposal 6.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
					FOR ☐	AGAINST ☐	ABSTAIN ☐
Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐	To consider and act upon such other business as may properly come before the meeting.
Date
Please indicate if you plan to attend this meeting ☐	Signature
Signature (if held jointly)
NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as
CONTROL NUMBER	such stockholder’s name appears hereon, and returned promptly in the enclosed envelope.
When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.FCRvote.com/VTAK	Vote Your Proxy by Phone: Call 1-866-402-3905	Vote Your Proxy by Mail:
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

ANNEX B

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is seventy million shares, consisting of sixty million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and ten million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each [•] shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or by the holders of the shares affected thereby and whether or not the certificates representing such shares immediately prior to the Effective Time (the “Old Certificates”) are surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation. No fractional shares shall be issued upon the exchange and subdivision. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock shall be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The disposition of fractional share interests shall be effected by the Corporation by having (x) the exchange agent of the Corporation aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests on the basis of the relative fractional interests held by stockholders as a result of the Reverse Stock Split. Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and exchanged, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.

4. On [•], 202[•], the Board of Directors of the Corporation (or a duly authorized committee thereof) determined that each [•] shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share. The Corporation publicly announced this ratio on [•], 202[•].

5. This Certificate of Amendment shall become effective immediately upon filing with the Delaware Secretary of State.

[signature page follows]

IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:

Name:

Title: